VANGUARD
AGGRESSIVE GROWTH
FUND


[PHOTO]

SEMIANNUAL
REPORT
APRIL 30, 1999

[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE THAT TRADITION MATTERS

Our 8,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

Our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto-- "Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, 1998, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2, 1998.

- The 70th anniversary, on December 28, 1998, of the incorporation of Vanguard Wellington Fund. It is the nation's oldest balanced mutual fund, and one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.

                                    [PHOTO]

                                    CONTENTS

                                 A MESSAGE TO
                               OUR SHAREHOLDERS
                                       1

                                THE MARKETS IN
                                  PERSPECTIVE
                                       3

                                  REPORT FROM
                                  THE ADVISER
                                       5

                                 FUND PROFILE
                                       6

                              PERFORMANCE SUMMARY
                                       8

                             FINANCIAL STATEMENTS
                                       9


                       All comparative mutual fund data
                        are from Lipper or Morningstar,
                            unless otherwise noted.

FELLOW SHAREHOLDER,


[PHOTO]                         [PHOTO]
John J. Brennan                 John C. Bogle
Chairman & CEO                  Senior Chairman

The U.S. stock market resumed its amazing ascent during the six months ended April 30, 1999, the first half of Vanguard Aggressive Growth Fund's fiscal year. Your fund earned +20.2% for the half-year, a strong gain that topped its unmanaged benchmark, the Russell 2800 Index, but lagged the average mid-cap stock fund.

     The table below presents the six-month total returns (capital change plus reinvested dividends) for Aggressive Growth and its comparative standards. The fund's return is based on an increase in net asset value from $13.11 per share on October 31, 1998, to $15.59 per share on April 30, 1999, and is adjusted for a dividend of $0.15 per share paid from net investment income.

--------------------------------------------------------
                                          TOTAL RETURNS
                                        SIX MONTHS ENDED
                                         APRIL 30, 1999
--------------------------------------------------------
Vanguard Aggressive Growth Fund              +20.2%
--------------------------------------------------------
Average Mid-Cap Fund                         +23.2%
--------------------------------------------------------
Russell 2800 Index*                          +17.7%
--------------------------------------------------------

* Consists of the Russell 3000 Index (the 3,000 largest U.S. stocks), minus the 200 largest stocks.


THE PERIOD IN REVIEW

Rebounding from last summer's sharp decline, the stock market surged during the six months ended April 30. The recovery was abetted by a remarkable domestic economic environment in which rapid growth in business activity and high employment coexisted with tame inflation. The gain in the overall stock market, as measured by the Wilshire 5000 Equity Index, was +22.8%. Small- and mid-capitalization stocks, metered by the Russell 2800 Index, lagged despite an impressive gain of +17.7%.

       Looking solely at mid-cap stocks, the Russell Midcap Index advanced +18.5% during the half-year. Growth stocks fueled the Russell Midcap Index, gaining twice as much as the index's value stocks (+27.4% versus +13.1%). However, the half-year was really two distinctly different quarters. Growth stocks were up sharply during the first three months, amassing a lead of 17 percentage points over value stocks. But the situation reversed during the next three months, as sharp gains for energy and commodity companies helped value stocks to make up some of their shortfall.

       The strength of the economy's expansion, which buoyed stock prices for the commodity sectors, was worrisome to bond investors, who are ever-vigilant for signs that inflation may accelerate. Inflation is the bondholder's bane because it erodes the value of future interest and principal payments. (Inflation also erodes the value of future stock dividends and earnings, but stockholders, unlike bondholders, can hope to benefit if higher prices for goods and services also translate into higher corporate profits.)

       Interest rates rose moderately during the period, with the yield of the benchmark 30-year U.S. Treasury bond ending the half-year at 5.66%, 50 basis points above the bond's 5.16% yield at the beginning of the period. As interest rates rose, bond prices, of course, declined. During the half-year, these price declines shaved 2.3 percentage points from the return of the Lehman Brothers Aggregate Bond Index, offsetting most of its interest income and resulting in a total return of +0.7%.

PERFORMANCE OVERVIEW

In this fine environment, Vanguard Aggressive Growth Fund rebounded smartly from a disappointing loss of -10.4% during fiscal 1998. For the six months ended April 30, your fund's return of +20.2% outperformed the Russell 2800 Index by 2.5 percentage points but trailed the average mid-cap fund by 3 percentage points. In relation to our average peer, we were hurt by the fact that we had a larger stake in small stocks. The median market capitalization of the Aggressive Growth Fund was about $3.8 billion, while our average competitor had a median market cap of about $4.7 billion. As has often been the case during the last several years, "big was better" on Wall Street during the six-month period. Compared to the index, our success was due to a combination of stock selection and sector weights. Our individual issues in the producer-durables and consumer- discretionary sectors were particularly strong. A large stake in the consumer area was another asset, but our relatively small stake in technology--the second-hottest market sector among mid-cap stocks (up +27% during the half-year)--hindered our performance. Aggressive Growth held about 8% of equity assets in tech stocks during the period, while this sector accounted for about 13% of the Russell 2800 Index.

       We stress that the returns in this report cover a mere six-month period, which is too brief to judge the performance of a mutual fund. The computer-driven stock valuation models of your fund's adviser, Vanguard Core Management Group--which seek to identify stocks that offer attractive combinations of price, earnings growth, and share-price momentum--are aimed at providing superior returns over the long term. Accordingly, the fund is suitable only for those who have a long investment time horizon and who are well aware of the risks of investing in stocks.

IN SUMMARY

During the semiannual period, the stock market once again demonstrated its unpredictability. Price fluctuations were substantial--both for individual stocks and for broader sectors of the market. And, just as market commentators began to question whether smaller stocks were fated to perpetually underperform large stocks, the smaller issues staged something of a comeback.

       These events reaffirm the wisdom of holding a broadly diversified portfolio comprising small-cap and large-cap stock funds as well as bond funds and money market funds. Each investor's mix of assets should reflect his or her own investment goals, time horizon, and tolerance for the ever-present risks of investing. Once such a program is in place, we believe that the soundest strategy is sticking with it-- "staying the course."


/s/ JOHN C. BOGLE                                  /s/ JOHN J. BRENNAN

John C. Bogle                                      John J. Brennan
Senior Chairman                                    Chairman and
                                                   Chief Executive Officer

May 14, 1999

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED APRIL 30, 1999

[PHOTO]

Global stock markets chalked up solid gains during the six months ended April 30, 1999, aided by the efforts of central banks around the world to ease monetary policy and lower short-term interest rates.

       The remarkably strong U.S. economy helped out by playing locomotive for the world's economies, soaking up record volumes of imported goods. Indeed, the United States was the only major nation whose policymakers and bondholders had to ponder whether growth was too rapid. Concern about a potential surge in inflation was one reason that interest rates rose modestly and bond prices generally slipped in the United States.

U.S. STOCK MARKETS

Stock prices soared during the half-year, reflecting both the domestic economy's strength and the investing public's confidence in future growth of the economy and corporate profits. The overall market, as measured by the Wilshire 5000 Equity Index, rose 22.8% during the six months ended April 30, while the S&P 500 Index, a proxy for large-capitalization stocks, gained 22.3%.

------------------------------------------------------------------------------
                                                      TOTAL RETURNS
                                              PERIODS ENDED APRIL 30, 1999
                                           -----------------------------------
                                           6 MONTHS      1 YEAR       5 YEARS*
------------------------------------------------------------------------------
STOCKS
   S&P 500 Index                             22.3%        21.8%       26.9%
   Russell 2000 Index                        15.2         -9.3        13.0
   Wilshire 5000 Index                       22.8         17.0        24.5
   MSCI EAFE Index                           15.4          9.8         9.0
------------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index                0.7%         6.3%        8.0%
   Lehman 10-Year Municipal Bond Index        1.5          7.1         7.5
   Salomon Smith Barney 3-Month
      U.S. Treasury Bill Index                2.2          4.8         5.2
------------------------------------------------------------------------------
OTHER
   Consumer Price Index                       1.3%         2.3%        2.4%
------------------------------------------------------------------------------

* Annualized.

       The midsummer shock of 1998--when the overall stock market fell by more than 20%--seemed to be quickly forgotten by investors. Most apparently overlooked the fact that corporate earnings were flat to slightly lower, focusing instead on the potential for future earnings. Investors' confidence was bolstered by the market's quick rebound from its summer stumble and by a general easing of monetary policy by the world's central banks. The Federal Reserve Board made three separate quarter-percentage-point reductions in short-term interest rates during autumn 1998. Central banks in Europe, Asia, and Latin America also cut rates. These actions lessened fears that the major economies would be dragged down by the lingering effects of the economic crisis that struck emerging markets beginning in mid-1997.

       U.S. consumers demonstrated their confidence in economic conditions by spending freely, boosting sales of cars, houses, and goods in stores. And why shouldn't they have been happy? U.S. gross domestic product grew by an annual rate of 4.1% in the first three months of 1999, and the nation's unemployment rate closed the period at 4.3%.

       Improved prospects for global growth were a key factor in the continuing advance of technology stocks (up nearly 42% for the six months) and the resurgence of some value-stock sectors, such as materials & processing (up 27%) and energy (integrated oil companies rose 22%; "other energy" stocks gained 23%). Retailers and other companies in the consumer-discretionary sector gained 34%, reflecting the strength of consumer spending. Not all consumer-related stocks benefited, however. Consumer-staples companies, locked in tough price competition and still feeling the effects of falling profits from overseas operations, were the worst-performing group in the half-year, down 3%.

U.S. BOND MARKETS

For bond investors, the powerful economic expansion evident during the November-April period was too much of a good thing. Economists confessed to puzzlement that the expansion was not triggering an acceleration in wages or consumer prices. But with oil prices rising, U.S. economic growth expanding at a 4.1% annual pace, and unemployment at 4.3% of the labor force, the lowest point since February 1970, bond market participants figured that inflation was bound to accelerate eventually. (This view gained credence shortly after the period's end, when the Consumer Price Index was reported to have risen 0.7% in April, the biggest monthly increase in eight years.)

       Despite the Fed's actions to cut short-term interest rates, yields on U.S. Treasury issues increased over the six months by one-half to three-quarters of a percentage point. The yield of the 30-year Treasury bond rose 50 basis points, to 5.66% on April 30 from 5.16% six months earlier. The yield of the 10-year Treasury rose to 5.35% from 4.61%. Very short-term rates didn't rise as far: Yields on 3-month T-bills rose 22 basis points to 4.54% on April 30. Bond prices, which move in the opposite direction from interest rates, fell. The Lehman Brothers Aggregate Bond Index, a benchmark for investment-grade taxable bonds, earned just 0.7%, as falling prices offset most of the index's 3.0% interest income for the six-month period.

       Municipal bonds suffered only slight price declines and outperformed Treasury securities--a turnaround from the previous six months, when Treasuries were bid up by investors seeking a safe haven during the summer 1998 market turmoil.

       Not all bond prices fell during the half-year. For high-yield issues, the strong economy was a tonic. These bonds had suffered considerably during the market turmoil of summer 1998, as investors feared a global economic downturn would result in higher defaults by weaker companies. But when economic growth turned out to be stronger than expected, high-yield bond prices rebounded, augmenting the bonds' interest income. The Lehman High Yield Index returned 8.3% during the half-year.

INTERNATIONAL STOCK MARKETS

Overseas stock markets posted gains during the period, despite lingering economic weakness in Asia and sluggish growth in most of Europe's developed economies. Crises in some key developing markets, including those of Brazil and Russia, appeared to be easing as the semiannual period drew to a close. Overall, the developed markets outside the United States gained 15.4% in U.S.-dollar terms, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. Stocks in Europe and Asia were boosted by mergers and takeover activity and by signs that corporations were focusing more intently on increasing shareholder value.

       The biggest gains were in the Pacific region and in emerging markets, the bourses that had suffered the biggest declines during 1997 and 1998. The Pacific region gained 27.4%, despite a continuing recession in Japan, while the MSCI Select Emerging Markets Free Index rose 30.8%. European stocks were up nearly 20% in local currencies, but these gains were cut to 10.9% for U.S. investors because of the dollar's gains against the euro, a common currency adopted by 11 nations, and other European currencies.

REPORT FROM THE ADVISER

[PHOTO]

The unprecedented bull market continued at a rapid pace during the six months ended April 30, the first half of our 1999 fiscal year. Although the market environment favored large-capitalization stocks, Vanguard Aggressive Growth Fund, which invests exclusively in mid- and small-cap stocks, earned a very attractive 20.2% total return.

       This was a strong performance in absolute terms--providing almost two years' worth of "normal" stock market returns in just six months--and was also strong in a relative sense: The Aggressive Growth Fund's return exceeded by 2.5 percentage points the 17.7% gain of its unmanaged benchmark, the Russell 2800 Index, which excludes the 200 largest U.S. stocks. The fund outperformed this index bogey in the first two months of the period, lagged it over the next three months, then jumped well ahead of the index in the final month of the period. This result was certainly welcome after a very difficult fiscal-year 1998, during which the fund lagged its benchmark significantly.

FACTORS IN OUR PERFORMANCE

We select stocks for the fund based on several characteristics that we deem important in identifying undervalued securities. More specifically, we look for stocks whose prices are relatively attractive in light of various valuation measures and that have good prospects for earnings growth. To a lesser degree, we also favor stocks that have share-price momentum.

       In monitoring the fund's performance, we can determine which characteristics have added to its return relative to our benchmark index, and which ones have detracted. In the last six months, our "attractive valuation" criteria didn't do the trick, severely punishing our performance. However, our efforts to select stocks based on their improving profits and share-price momentum were rewarded handsomely. These trends, which have been in place for the last two years, may now be reversing, as deep cyclical stocks rallied significantly at the end of the half-year.

LOOKING FORWARD

We continue to believe that our balanced approach to selecting stocks with both growth and value characteristics will enable us to outperform the overall mid- and small-cap stock market over the long term. Of course, large-cap stocks have greatly outperformed smaller stocks over the past five years, and many analysts are predicting that they will continue to do so in perpetuity. While it seems that almost anything is possible, as witnessed by the market's returns over the past four and one-half years, we doubt that mid- and small-cap stocks will persistently underperform their large-cap brethren. In fact, over the long run, we expect them to provide returns similar to those of large-cap stocks.

George U. Sauter, Managing Director
Vanguard Core Management Group
May 11, 1999

INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by using quantitative models to identify mid- and small-capitalization stocks that offer the best investment opportunities. Among the characteristics the adviser believes will distinguish such opportunities are relative value, earnings potential, and recognition in the marketplace.

FUND PROFILE
AGGRESSIVE GROWTH FUND

This Profile provides a snapshot of the fund's characteristics as of April 30, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 7.

PORTFOLIO CHARACTERISTICS
-----------------------------------------------------------------
                           AGGRESSIVE GROWTH              S&P 500
-----------------------------------------------------------------
Number of Stocks                          150                 500
Median Market Cap                       $3.8B              $66.4B
Price/Earnings Ratio                    15.9x               29.0x
Price/Book Ratio                         2.9x                5.1x
Yield                                    1.0%                1.3%
Return on Equity                        16.3%               22.4%
Earnings Growth Rate                    11.6%               15.4%
Foreign Holdings                         0.0%                1.5%
Turnover Rate                            62%*                  --
Expense Ratio                          0.44%*                  --
Cash Reserves                            0.1%                  --

* Annualized.

INVESTMENT FOCUS
--------------------
[GRAPH]

VOLATILITY MEASURES
------------------------------------------------------------
                           AGGRESSIVE GROWTH         S&P 500
------------------------------------------------------------
R-Squared                               0.81            1.00
Beta                                    1.13            1.00

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
------------------------------------------------------
TJX Cos., Inc.                                    2.3%
CommScope, Inc.                                   2.3
Cablevision Systems Corp. Class B                 2.3
Whirlpool Corp.                                   2.3
Lexmark International Group, Inc. Class A         2.2
Tricon Global Restaurants, Inc.                   2.1
Golden West Financial Corp.                       2.0
Public Service Enterprise Group, Inc.             2.0
DTE Energy Co.                                    2.0
AmSouth Bancorp                                   1.9
------------------------------------------------------
Top Ten                                          21.4%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
---------------------------------------------------------------------------------------------------------------------
                                                                APRIL 30, 1998                    APRIL 30, 1999
                                                         ------------------------------------------------------------
                                                                 AGGRESSIVE             AGGRESSIVE
                                                                   GROWTH                 GROWTH              S&P 500
                                                         ------------------------------------------------------------
Auto & Transportation                                                5.0%                   7.4%                 2.7%
Consumer Discretionary                                              20.7                   23.7                 13.0
Consumer Staples                                                     2.7                    1.1                  7.9
Financial Services                                                  23.2                   18.8                 17.2
Health Care                                                          6.5                    7.2                 11.2
Integrated Oils                                                      0.0                    1.0                  5.7
Other Energy                                                         8.9                    2.3                  1.1
Materials & Processing                                               9.7                    8.8                  3.8
Producer Durables                                                    3.9                    8.9                  3.9
Technology                                                           8.9                    7.5                 16.8
Utilities                                                            9.5                   12.6                 11.3
Other                                                                1.0                    0.7                  5.4
---------------------------------------------------------------------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 30%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

PERFORMANCE SUMMARY
AGGRESSIVE GROWTH FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: AUGUST 14, 1995-APRIL 30, 1999
-----------------------------------------------------------
                   AGGRESSIVE GROWTH FUND          RUSSELL*
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
-----------------------------------------------------------
1995          1.7%        0.0%        1.7%          1.4%
1996         22.5         0.9        23.4          18.8
1997         34.0         1.8        35.8          28.9
1998        -11.2         0.8       -10.4          -0.1
1999**       18.9         1.3        20.2          17.7
-----------------------------------------------------------

* Russell 2800 Index.

**Six months ended April 30, 1999.

See Financial Highlights table on page 14 for dividend and capital gains information since the fund's inception.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1999*
-----------------------------------------------------------------------------------------------------
                                            INCEPTION                          SINCE INCEPTION
                                                                       ------------------------------
                                              DATE        1 YEAR      CAPITAL      INCOME      TOTAL
-----------------------------------------------------------------------------------------------------
Aggressive Growth Fund                      8/14/1995    -10.82%       13.80%       1.29%      15.09%
  Fee-Adjusted Returns**                                 -11.71        13.48        1.29       14.77
-----------------------------------------------------------------------------------------------------

* SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Reflective of the 1% fee that is assessed on redemptions of shares that are held in the fund for less than five years.

FINANCIAL STATEMENTS
APRIL 30, 1999 (UNAUDITED)

[PHOTO]

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

      At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

---------------------------------------------------------------------------------------
                                                                                MARKET
                                                                                VALUE*
AGGRESSIVE GROWTH FUND                            SHARES                         (000)
---------------------------------------------------------------------------------------
AUTO & TRANSPORTATION (7.3%)
   PACCAR, Inc.                                  126,500                       $ 7,084
-  Navistar International Corp.                  113,400                         5,932
   Dana Corp.                                     96,800                         4,562
-  UAL Corp.                                      51,400                         4,151
-  Alaska Air Group, Inc.                         92,200                         4,062
   Kansas City Southern
    Industries, Inc.                              65,000                         3,871
   Arvin Industries, Inc.                         72,400                         2,652
   Tidewater Inc.                                 93,000                         2,464
-  Stoneridge, Inc.                              108,300                         1,814
-  Offshore Logistics, Inc.                       98,800                         1,223
   Standard Products Co.                          42,300                           761
   Meritor Automotive, Inc.                       13,200                           280
-  Kitty Hawk, Inc.                               27,400                           226
-  Hvide Marine, Inc. Class A                     73,200                           192
                                                                                ------
                                                                                39,274
                                                                                ------
CONSUMER DISCRETIONARY (23.6%)
   TJX Cos., Inc.                                377,400                        12,572
   Whirlpool Corp.                               185,000                        12,279
-  Tricon Global Restaurants, Inc.               173,600                        11,176
   The Warnaco Group, Inc.
    Class A                                      315,900                         8,430
-  Hollywood Entertainment Corp.                 324,300                         8,006
-  CMGI Inc.                                      29,000                         7,382
-  CDW Computer Centers, Inc.                     80,000                         7,160
   Hertz Corp. Class A                           114,500                         6,834
-  Jones Apparel Group, Inc.                     186,600                         6,158
   Ethan Allen Interiors, Inc.                   117,200                         5,941
   Estee Lauder Cos. Class A                      47,700                         4,776
   The Times Mirror Co. Class A                   76,000                         4,446
-  Venator Group, Inc.                           426,900                         4,135
   Friedman's, Inc. Class A                      378,000                         3,969
-  Blyth Industries, Inc.                        167,450                         3,809
-  LoJack Corp.                                  453,900                         3,518
-  Musicland Stores Corp.                        319,800                         3,478
-  Valassis Communications, Inc.                  56,500                         3,164
-  ACNielson Corp.                                99,900                         2,785
-  Convergys Corp.                                75,000                         1,397
   Maytag Corp.                                   14,200                           971
-  Carmike Cinemas, Inc. Class A                  42,700                           921
-  Neiman Marcus Group Inc.                       38,100                           917
-  Genesco, Inc.                                  82,600                           898
-  OfficeMax, Inc.                                46,800                           474
-  Lone Star Steakhouse &
    Saloon, Inc.                                  30,800                           335
   Olsten Corp.                                   28,900                           195
-  Acclaim Entertainment Inc.                     26,600                           173
   VF Corp.                                        3,200                           165
                                                                               -------
                                                                               126,464
                                                                               -------
CONSUMER STAPLES (1.1%)
   Michael Foods Group, Inc.                     146,200                         3,344
   Brown-Forman Corp. Class B                     13,500                           995
   Universal Corp.                                34,500                           878
   IBP, Inc.                                      20,900                           423
   The Quaker Oats Co.                             3,300                           213
                                                                               -------
                                                                                 5,853
                                                                               -------
FINANCIAL SERVICES (18.7%)
   Golden West Financial Corp.                   109,400                        10,954
   AmSouth Bancorp                               218,450                        10,390
   UnionBanCal Corp.                             293,000                         9,999
   MGIC Investment Corp.                         193,800                         9,411
   Bear Stearns Co., Inc.                        187,700                         8,752

---------------------------------------------------------------------------------------
                                                                                MARKET
                                                                                VALUE*
AGGRESSIVE GROWTH FUND                            SHARES                         (000)
---------------------------------------------------------------------------------------
   Countrywide Credit
    Industries, Inc.                             142,500                      $  6,457
   Green Point Financial Corp.                   180,600                         6,321
   Nationwide Financial
    Services, Inc.                                98,300                         4,559
   Providian Financial Corp.                      34,500                         4,453
   Highwood Properties, Inc. REIT                151,000                         3,888
   Burnham Pacific Properties, Inc.
    REIT                                         310,800                         3,574
   Popular, Inc.                                 108,300                         3,357
   Conseco Inc.                                  102,900                         3,248
   Archstone Communities Trust
    REIT                                         130,000                         2,949
   Capital One Financial Corp.                    16,200                         2,814
   Corus Bankshares Inc.                          78,900                         2,446
   Provident Financial Group, Inc.                32,800                         1,373
   Prison Realty Corp. REIT                       69,300                         1,351
-  Credit Acceptance Corp.                       189,500                         1,327
   Pacific Century Financial Corp.                38,900                           846
-  Pegasystems Inc.                               81,600                           367
   First Western Bancorp                          10,800                           366
   CRIIMI MAE, Inc. REIT                         152,300                           352
   Dynex Capital, Inc. REIT                      103,200                           303
   BancWest Corp.                                  6,600                           263
   Community First Bankshares                      3,000                            61
   United Cos. Finance Corp.                     224,700                            40
   Old Republic International Corp.                   50                             1
                                                                               -------
                                                                               100,222
                                                                               -------
HEALTH CARE (7.1%)
-  MedImmune Inc.                                139,200                         7,673
   Mallinckrodt, Inc.                            165,400                         5,799
-  Wellpoint Health Networks Inc.
    Class A                                       72,100                         5,065
   Ventas, Inc.                                  738,900                         3,325
-  Lincare Holdings, Inc.                         94,000                         2,785
-  Sunrise Medical, Inc.                         359,000                         2,603
-  Millennium Pharmaceuticals, Inc.               67,600                         2,514
-  Biomatrix, Inc.                                61,000                         2,009
   Medtronic, Inc.                                21,748                         1,565
-  EntreMed, Inc.                                 37,800                         1,009
-  Integrated Health Services, Inc.              200,600                           965
-  Hologic, Inc.                                 140,500                           957
-  PacifiCare Health Systems, Inc.
    Class B                                        9,900                           790
-  Pediatrix Medical Group, Inc.                  41,600                           788
-  K-V Pharmaceutical Co. Class B                 24,000                           372
                                                                               -------
                                                                                38,219
                                                                               -------
INTEGRATED OILS (0.9%)
   Sunoco, Inc.                                  143,300                         5,123
                                                                               -------
OTHER ENERGY (2.3%)
   Tosco Corp.                                   184,900                         4,946
-  AES Corp.                                      81,800                         4,090
-  Calpine Corp.                                  41,200                         1,756
-  Seitel, Inc.                                   78,400                         1,362
                                                                               -------
                                                                                12,154
                                                                               -------
MATERIALS & PROCESSING (8.8%)
   Bowater Inc.                                  111,600                         5,985
   USG Corp.                                     100,000                         5,838
   Lone Star Industries, Inc.                    148,800                         5,310
   Solutia, Inc.                                 155,600                         3,793
   Ethyl Corp.                                   696,100                         3,568
   Owens Corning                                  99,400                         3,541
   USX-U.S. Steel Group                          116,500                         3,524
   The Standard Register Co.                      90,200                         2,751
-  Cytec Industries, Inc.                         89,300                         2,539
   Engelhard Corp.                               129,000                         2,475
   Westvaco Corp.                                 71,400                         2,133
-  Shorewood Packaging Corp.                     106,050                         2,094
   N L Industries, Inc.                          159,000                         1,878
-  RTI International Metals                       88,500                         1,178
   The Timken Co.                                  8,900                           199
-  Buckeye Technology, Inc.                        8,400                           122
   Rock-Tenn Co.                                   9,100                           114
                                                                               -------
                                                                                47,042
                                                                               -------
PRODUCER DURABLES (8.8%)
-  CommScope, Inc.                               507,200                        12,363
-  Lexmark International
    Group, Inc. Class A                           97,200                        12,004
-  Terex Corp.                                   241,200                         7,628
   HON Industries, Inc.                          198,400                         5,357
   Sundstrand Corp.                               48,600                         3,487
-  General Semiconductor, Inc.                   301,500                         2,261
-  Cable Design Technologies                      97,500                         1,450
   Ryland Group, Inc.                             40,100                         1,053
   Cummins Engine Co., Inc.                       18,200                           974
-  Scott Technologies, Inc.                       40,300                           748
-  Knoll, Inc.                                     1,300                            31
                                                                               -------
                                                                                47,356
                                                                               -------
TECHNOLOGY (7.5%)
-  NCR Corp.                                     234,600                         9,619
-  Apple Computer, Inc.                          143,600                         6,606
-  Arrow Electronics, Inc.                       293,700                         5,342
-  Citrix Systems, Inc.                           72,000                         3,060
-  Symantec Corp.                                153,100                         3,043
-  The SABRE Group Holdings, Inc.                 52,000                         2,710
   Methode Electronics, Inc.
    Class A                                      180,400                         2,683
-  Compuware Corp.                               109,400                         2,667
-  Synopsys, Inc.                                 46,800                         2,205
-  Platinum Software Co.                         133,200                           949
-  BroadVision, Inc.                              10,900                           633
-  Avant! Corp.                                   40,900                           552
                                                                               -------
                                                                                40,069
                                                                               -------
UTILITIES (12.5%)
-  Cablevision Systems Corp.
    Class B                                      159,200                        12,318
   Public Service Enterprise
    Group, Inc.                                  273,100                        10,924
   DTE Energy Co.                                263,700                        10,762
   Baltimore Gas & Electric Co.                  341,500                         9,605
   BEC Energy                                    198,200                         8,424
   Century Telephone
    Enterprises, Inc.                            122,100                         4,915
   PP&L Resources Inc.                           172,600                         4,822
-  U.S. Cellular Corp.                            42,300                         2,007
   Cincinnati Bell, Inc.                          75,000                         1,697
-  Century Communications Corp.
    Class A                                       26,300                         1,290

---------------------------------------------------------------------------------------
                                                                                MARKET
                                                                                VALUE*
AGGRESSIVE GROWTH FUND                            SHARES                         (000)
---------------------------------------------------------------------------------------
-  Commonwealth Telephone
    Enterprises, Inc.                              7,900                        $  298
   Florida Progress Corp.                          5,300                           204
                                                                               -------
                                                                                67,266
                                                                               -------
OTHER (0.8%)
-  Coltec Inc.                                   203,400                         4,398
                                                                               -------
---------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $458,331)                                                             533,440
---------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK (0.1%)
---------------------------------------------------------------------------------------
-  Superior Telecom 8.50%
   (COST $449)                                     11,972                          530
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                                     FACE
                                                   AMOUNT
                                                    (000)
---------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (4.0%)(1)
---------------------------------------------------------------------------------------
U.S. TREASURY BILL
(2) 4.35%, 7/1/1999                             $  1,000                           993
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   4.89%, 5/3/1999                                 2,201                         2,201
   4.89%, 5/3/1999--Note E                        18,438                        18,438
---------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS (4.0%)
    (COST $21,632)                                                              21,632
---------------------------------------------------------------------------------------
TOTAL INVESTMENTS (103.5%)
    (COST $480,412)                                                            555,602
---------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-3.5%)
---------------------------------------------------------------------------------------
Other Assets--Note B                                                             1,202
Security Lending Collateral Payable
   to Brokers--Note E                                                          (18,438)
Other Liabilities                                                               (1,491)
                                                                               --------
                                                                               (18,727)
---------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------
Applicable to 34,434,438 outstanding $.001
   par value shares of beneficial interest
   (unlimited authorization)                                                  $536,875
=======================================================================================
NET ASSET VALUE PER SHARE                                                       $15.59
=======================================================================================

 *See Note A in Notes to Financial Statements.

 -Non-Income-Producing Security.

(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.8% and 3.6%, respectively, of net assets.
   See Note D in Notes to Financial Statements.

(2)Security segregated as initial margin for open futures contracts.

REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------
                                                            AMOUNT          PER
                                                             (000)        SHARE
--------------------------------------------------------------------------------
AT APRIL 30, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
 Paid in Capital                                          $463,937       $13.48
 Undistributed Net
   Investment Income                                         1,045          .03
 Accumulated Net
   Realized Losses                                          (3,314)        (.10)
 Unrealized Appreciation--Note D
   Investment Securities                                    75,190         2.18
   Futures Contracts                                            17           --
--------------------------------------------------------------------------------
NET ASSETS                                                $536,875       $15.59
================================================================================

STATEMENT OF OPERATIONS


This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the fund invested in futures contracts during the period, the results of these investments are also shown separately.

------------------------------------------------------------------------------------------------------------------------
                                                                                                 AGGRESSIVE GROWTH FUND
                                                                                        SIX MONTHS ENDED APRIL 30, 1999
                                                                                                                  (000)
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends                                                                                                  $  3,561
    Interest                                                                                                        193
    Security Lending                                                                                                211
                                                                                                              ---------
        Total Income                                                                                              3,965
                                                                                                              ---------
EXPENSES
    Investment Advisory Fees--Note B                                                                                238
    The Vanguard Group--Note C
        Management and Administrative                                                                               753
        Marketing and Distribution                                                                                   61
    Custodian Fees                                                                                                   29
    Auditing Fees                                                                                                     5
    Shareholders' Reports                                                                                            28
    Trustees' Fees and Expenses                                                                                       1
                                                                                                              ---------
        Total Expenses                                                                                            1,115
------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                             2,850
------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                                                                                   (1,034)
    Futures Contracts                                                                                             1,589
------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                                                            555
------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                                                        90,162
    Futures Contracts                                                                                              (825)
------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                                                 89,337
------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                            $92,742
========================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-------------------------------------------------------------------------------------------------------------------------
                                                                                               AGGRESSIVE GROWTH FUND
                                                                                  ---------------------------------------
                                                                                         SIX MONTHS                YEAR
                                                                                              ENDED               ENDED
                                                                                      APR. 30, 1999       OCT. 31, 1998
                                                                                              (000)               (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                                               $     2,850         $     4,713
    Realized Net Gain (Loss)                                                                    555              (3,726)
    Change in Unrealized Appreciation (Depreciation)                                         89,337             (62,522)
                                                                                  ---------------------------------------
        Net Increase (Decrease) in Net Assets Resulting from Operations                      92,742             (61,535)
                                                                                  ---------------------------------------
DISTRIBUTIONS
    Net Investment Income                                                                    (5,444)             (4,172)
    Realized Capital Gain                                                                        --             (32,183)
                                                                                  ---------------------------------------
        Total Distributions                                                                  (5,444)            (36,355)
                                                                                  ---------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                                                   68,900             233,164
    Issued in Lieu of Cash Distributions                                                      5,188              34,716
    Redeemed                                                                               (103,152)           (134,896)
                                                                                  ---------------------------------------
        Net Increase (Decrease) from Capital Share Transactions                             (29,064)            132,984
-------------------------------------------------------------------------------------------------------------------------
    Total Increase                                                                           58,234              35,094
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                                                     478,641             443,547
                                                                                  ---------------------------------------
    End of Period                                                                          $536,875            $478,641
=========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                                                    4,846              15,845
    Issued in Lieu of Cash Distributions                                                        380               2,443
    Redeemed                                                                                 (7,314)             (9,674)
                                                                                  ---------------------------------------
        Net Increase (Decrease) in Shares Outstanding                                        (2,088)              8,614
=========================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity.
A turnover rate of 100% means that the average security is held in the fund for one year.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                        AGGRESSIVE GROWTH FUND
                                                                                   YEAR ENDED OCTOBER 31,
                                                    SIX MONTHS ENDED        --------------------------------         JUN. 30* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD        APRIL 30, 1999         1998         1997         1996        OCT. 31, 1995
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $13.11         $15.89       $12.53       $10.23           $10.00
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                        .08            .13          .15          .18              .04
    Net Realized and Unrealized Gain (Loss)
        on Investments                                          2.55          (1.69)        4.10         2.20              .19
                                                              -------------------------------------------------------------------
        Total from Investment Operations                        2.63          (1.56)        4.25         2.38              .23
                                                              -------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                        (.15)          (.14)        (.18)        (.08)              --
    Distributions from Realized Capital Gains                     --          (1.08)        (.71)          --               --
                                                              -------------------------------------------------------------------
        Total Distributions                                     (.15)         (1.22)        (.89)        (.08)              --
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $15.59         $13.11       $15.89       $12.53           $10.23
=================================================================================================================================

TOTAL RETURN**                                                20.22%        -10.41%       35.83%       23.40%            1.69%
=================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                        $537           $479         $444         $133              $62
    Ratio of Total Expenses to Average Net Assets             0.44%+          0.43%        0.40%        0.38%           0.06%+
    Ratio of Net Investment Income to Average Net Assets      1.13%+          0.93%        1.28%        1.78%           2.22%+
    Portfolio Turnover Rate                                     62%+            71%          85%         106%               0%
=================================================================================================================================

* Subscription period for the fund was June 30, 1995, to August 13, 1995, during which time all assets were held in money market instruments. Performance measurement begins August 14, 1995.

**Total returns do not reflect the 1% fee that is assessed on redemptions of shares that are held in the fund for less than five years.

 +Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Aggressive Growth Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

      1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

      2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

      3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

      4. FUTURES CONTRACTS: The fund uses S&P 500 Index and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of these contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

      Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

      5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

      6. OTHER: Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Fees assessed on redemptions of capital shares are credited to paid in capital.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its assets in capital contributions to Vanguard. At April 30, 1999, the fund had contributed capital of $77,000 to Vanguard (included in Other Assets), representing 0.01% of the fund's net assets and 0.11% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

C. During the period ended April 30, 1999, the fund purchased $153,853,000 of investment securities and sold $179,324,000 of investment securities, other than temporary cash investments.

      At October 31, 1998, the fund had available a capital loss carryforward of $2,948,000 to offset future net capital gains through October 31, 2006.

D. At April 30, 1999, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $75,190,000, consisting of unrealized gains of $120,916,000 on securities that had risen in value since their purchase and $45,726,000 in unrealized losses on securities that had fallen in value since their purchase.

      At April 30, 1999, the aggregate settlement value of open S&P 500 Index futures contracts expiring in June 1999 and the related unrealized appreciation were $2,339,000 and $17,000, respectively.

E. The market value of securities on loan to broker/dealers at April 30, 1999, was $16,309,000, for which the fund held cash collateral of $18,438,000. Cash collateral received is invested in repurchase agreements.

                      TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of
The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MacLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.


                              OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

                            OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

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Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

 "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and
     "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell
       Company is the owner of trademarks and copyrights relating to the
           Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are
                      trademarks of Wilshire Associates.

                                   VANGUARD
                                  MILESTONES

                                   [GRAPHIC]


                             The Vanguard Group is
                            named for HMS Vanguard,
                       Admiral Horatio Nelson's flagship
                         at the Battle of the Nile on
                         August 1, 1798. Our founder,
                         John C. Bogle, chose the name
                       after reading Nelson's inspiring
                     tribute to his fleet: "Nothing could
                         withstand the squadron . . .
                      with the judgment of the captains,
                     together with their valour, and that
                       of the officers and men of every
                 description, it was absolutely irresistible."

                                   [GRAPHIC]

                         Walter L. Morgan, founder of
                         Wellington Fund, the nation's
                          oldest balanced mutual fund
                       and forerunner of today's family
                          of some 100 Vanguard funds,
                       celebrated his 100th birthday on
                          July 23, 1998. Mr. Morgan,
                        a true investment pioneer, died
                        six weeks later on September 2.

                                   [GRAPHIC]

                               Wellington Fund,
                       The Vanguard Group's oldest fund,
                        was incorporated by Mr. Morgan
                      70 years ago, on December 28, 1928.
                           The fund was named after
                            the Duke of Wellington,
                             whose forces defeated
                           Napoleon Bonaparte at the
                          Battle of Waterloo in 1815.


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be obtained directly from The Vanguard Group.


Q1142-06/18/1999

(C) 1999 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

VANGUARD
GLOBAL EQUITY
FUND

SEMIANNUAL REPORT - APRIL 30, 1999

[PHOTO]

[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE THAT TRADITION MATTERS

Our 8,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients. Our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto--"Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, 1998, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2, 1998.

- The 70th anniversary, on December 28, 1998, of the incorporation of Vanguard Wellington Fund. It is the nation's oldest balanced mutual fund, and one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.


                                    [PHOTO]

                                    CONTENTS

                                  A MESSAGE TO
                                OUR SHAREHOLDERS
                                       1

                                 THE MARKETS IN
                                  PERSPECTIVE
                                       3

                                  REPORT FROM
                                  THE ADVISER
                                       5

                              PERFORMANCE SUMMARY
                                       7

                                  FUND PROFILE
                                       8

                              FINANCIAL STATEMENTS
                                       11


                        All comparative mutual fund data
                        are from Lipper or Morningstar,
                            unless otherwise noted.

FELLOW SHAREHOLDER,


[PHOTO]                                  [PHOTO]
John J. Brennan                          John C.  Bogle
Chairman & Ceo                           Senior Chairman

During the first half of Vanguard Global Equity Fund's 1999 fiscal year, U.S. stocks climbed higher, European issues posted solid results, and many Asian markets registered powerful gains. In this terrific environment, the fund earned +23.6% for the six months ended April 30, 1999--an outstanding performance both on an absolute basis and relative to its comparative standards.

     The adjacent table compares the fund's six-month total return (capital change plus reinvested dividends) with those of the average global mutual fund and the unmanaged Morgan Stanley Capital International (MSCI) All Country World Index. As you can see, the Global Equity Fund outpaced both standards by significant margins.

---------------------------------------------------------
                                         TOTAL RETURNS
                                        SIX MONTHS ENDED
                                         APRIL 30, 1999
---------------------------------------------------------
Vanguard Global Equity Fund                 +23.6%
---------------------------------------------------------
Average Global Fund                         +19.7%
---------------------------------------------------------
MSCI All Country World Index                +20.5%
---------------------------------------------------------

      For your reference, the total return of the Standard & Poor's 500 Composite Stock Price Index, which is dominated by large-capitalization stocks, was +22.3% during the period, and the return of the Wilshire 4500 Equity Index, which represents the remainder of the U.S. stock market, was +24.3%. The MSCI Europe, Australasia, Far East (EAFE) Index earned +15.4%.

     The fund's return is based on an increase in net asset value from $12.11 per share on October 31, 1998, to $13.77 per share on April 30, 1999, and is adjusted for a dividend of $0.26 per share paid from net investment income and a distribution of $0.75 per share paid from net realized capital gains.

THE PERIOD IN REVIEW

A remarkable economic environment in the United States--in which rapid growth in business activity and high employment coexisted with tame inflation--set the stage for the U.S. stock market's surge during the six months ended April 30. The overall market (as measured by the Wilshire 5000 Index) gained +22.8%, just ahead of the return of the S&P 500 Index.

     The strength of the U.S. economy's expansion was worrisome to bond investors, who are ever-vigilant for signs that inflation may accelerate. Interest rates, which move in the opposite direction of bond prices, rose moderately during the period, with the yield of the benchmark 30-year U.S. Treasury bond ending the half-year at 5.66%, 50 basis points above the bond's 5.16% yield when the period began.

     International equity markets posted strong--and in some cases, exceptional--returns, although these returns were generally diminished for U.S. investors by the relative strength of the U.S. dollar against most other currencies. Business activity slowed somewhat in Europe, but stocks turned in decent performances in most European markets, thanks in part to an easing of monetary policy by central banks amid signs of an economic slowdown.

     The German market earned a six-month total return of +16.5% in local currency (reduced to a return of +4.3% in U.S. dollars). In the United Kingdom, shares traded on the London exchange hit a record high during the period and earned a half-year return of +21.5% in local currency (+16.8% in U.S. dollars).

     Pacific markets rebounded smartly from last year's sharp slide, although Japan and some smaller Asian economies still face serious economic troubles. Japanese stocks earned +30.1% in local-currency terms (+27.1% in dollars), and several smaller Asian markets, notably South Korea and Malaysia, registered meteoric rises, recording triple-digit returns in U.S. dollars.

PERFORMANCE OVERVIEW

Vanguard Global Equity Fund's six-month total return of +23.6% was 3.9 percentage points higher than the +19.7% return of the average global fund and
3.1 percentage points higher than the +20.5% return of the MSCI All Country World Index.

     Interestingly, the fund's margin over its competitive benchmarks was achieved entirely during the final month of the half-year, when our bias toward Asian equities, mid-cap stocks, and value-oriented companies--handicaps in previous periods--was rewarded. We held about 22% of the fund's assets in Asia during the period (including about 14% in Japan), significantly higher than the index's 13% weighting in Asia (about 10% in Japan). Mid-cap stocks (often with value characteristics) stormed ahead in April as some investors looked beyond the large growth stocks that have led the market over much of the past several years. On the negative side, we continue to hold a relatively small stake in U.S. equities (about 35% of our net assets versus about 49% for the index). The strong performance of U.S. stocks, particularly large stocks, has meant trouble for the relative results of any fund that hasn't at least matched the index's commitment to U.S. shares.

     Vanguard Global Equity Fund's six-month return--equivalent to approximately two years' worth of normal equity returns--should not be considered indicative of long-term performance. However, we believe that our low-cost portfolio of equities selected from markets across the globe will be fully competitive with similar funds. This belief comes from our confidence in the skill of our investment adviser, Marathon Asset Management, and from our significant cost advantage over our average peer.

IN SUMMARY

The recent strong performance of many international markets--some of which have struggled mightily over the past several years--provides a valuable reminder about the benefits of diversification. A wise investor should never expect a market leader to remain on its perch indefinitely, nor a market follower to forever lag. A balanced investment program of stock funds, bond funds, and money market funds suited to an investor's individual objectives, time horizon, and tolerance for risk ensures exposure to different parts of the financial markets during good times and bad. With such a plan in place, the investor's task is to stick with it through the inevitable cycles of the financial markets.


/s/ JOHN C. BOGLE                            /s/  JOHN J. BRENNAN

John C. Bogle                                John J. Brennan
Senior Chairman                              Chairman and
                                             Chief Executive Officer


May 25, 1999

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED APRIL 30, 1999

[PHOTO]

Global stock markets chalked up solid gains during the six months ended April 30, 1999, aided by the efforts of central banks around the world to ease monetary policy and lower short-term interest rates.

     The remarkably strong U.S. economy helped out by playing locomotive for the world's economies, soaking up record volumes of imported goods. Indeed, the United States was the only major nation whose policymakers and bondholders had to ponder whether growth was too rapid. Concern about a potential surge in inflation was one reason that interest rates rose modestly and bond prices generally slipped in the United States.

U.S. STOCK MARKETS

Stock prices soared during the half-year, reflecting both the domestic economy's strength and the investing public's confidence in future growth of the economy and corporate profits. The overall market, as measured by the Wilshire 5000 Equity Index, rose 22.8% during the six months ended April 30, while the S&P 500 Index, a proxy for large-capitalization stocks, gained 22.3%.

-----------------------------------------------------------------------------
                                                      TOTAL RETURNS
                                               PERIODS ENDED APRIL 30, 1999
                                           ----------------------------------
                                           6 MONTHS      1 YEAR      5 YEARS*
-----------------------------------------------------------------------------
STOCKS
   S&P 500 Index                             22.3%        21.8%       26.9%
   Russell 2000 Index                        15.2         -9.3        13.0
   Wilshire 5000 Index                       22.8         17.0        24.5
   MSCI EAFE Index                           15.4          9.8         9.0
-----------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index                0.7%         6.3%        8.0%
   Lehman 10-Year Municipal Bond Index        1.5          7.1         7.5
   Salomon Smith Barney 3-Month
      U.S. Treasury Bill Index                2.2          4.8         5.2
-----------------------------------------------------------------------------
OTHER
   Consumer Price Index                       1.3%         2.3%        2.4%
-----------------------------------------------------------------------------

*Annualized.

     The midsummer shock of 1998--when the overall stock market fell by more than 20%--seemed to be quickly forgotten by investors. Most apparently overlooked the fact that corporate earnings were flat to slightly lower, focusing instead on the potential for future earnings. Investors' confidence was bolstered by the market's quick rebound from its summer stumble and by a general easing of monetary policy by the world's central banks. The Federal Reserve Board made three separate quarter-percentage-point reductions in short-term interest rates during autumn 1998. Central banks in Europe, Asia, and Latin America also cut rates. These actions lessened fears that the major economies would be dragged down by the lingering effects of the economic crisis that struck emerging markets beginning in mid-1997.

     U.S. consumers demonstrated their confidence in economic conditions by spending freely, boosting sales of cars, houses, and goods in stores. And why shouldn't they have been happy? U.S. gross domestic product grew by an annual rate of 4.1% in the first three months of 1999, and the nation's unemployment rate closed the period at 4.3%.

     Improved prospects for global growth were a key factor in the continuing advance of technology stocks (up nearly 42% for the six months) and the resurgence of some value-stock sectors, such as materials & processing (up 27%) and energy (integrated oil companies rose 22%; "other energy" stocks gained 23%). Retailers and other companies in the consumer-discretionary sector gained 34%, reflecting the strength of consumer spending. Not all consumer-related stocks benefited, however. Consumer-staples companies, locked in tough price competition and still feeling the effects of falling profits from overseas operations, were the worst-performing group in the half-year, down 3%.

U.S. BOND MARKETS

For bond investors, the powerful economic expansion evident during the November-April period was too much of a good thing. Economists confessed to puzzlement that the expansion was not triggering an acceleration in wages or consumer prices. But with oil prices rising, U.S. economic growth expanding at a 4.1% annual pace, and unemployment at 4.3% of the labor force, the lowest point since February 1970, bond market participants figured that inflation was bound to accelerate eventually. (This view gained credence shortly after the period's end, when the Consumer Price Index was reported to have risen 0.7% in April, the biggest monthly increase in eight years.)

     Despite the Fed's actions to cut short-term interest rates, yields on U.S. Treasury issues increased over the six months by one-half to three-quarters of a percentage point. The yield of the 30-year Treasury bond rose 50 basis points, to 5.66% on April 30 from 5.16% six months earlier. The yield of the 10-year Treasury rose to 5.35% from 4.61%. Very short-term rates didn't rise as far: Yields on 3-month T-bills rose 22 basis points to 4.54% on April 30. Bond prices, which move in the opposite direction from interest rates, fell. The Lehman Brothers Aggregate Bond Index, a benchmark for investment-grade taxable bonds, earned just 0.7%, as falling prices offset most of the index's 3.0% interest income for the six-month period.

     Municipal bonds suffered only slight price declines and outperformed Treasury securities--a turnaround from the previous six months, when Treasuries were bid up by investors seeking a safe haven during the summer 1998 market turmoil.

     Not all bond prices fell during the half-year. For high-yield issues, the strong economy was a tonic. These bonds had suffered considerably during the market turmoil of summer 1998, as investors feared a global economic downturn would result in higher defaults by weaker companies. But when economic growth turned out to be stronger than expected, high-yield bond prices rebounded, augmenting the bonds' interest income. The Lehman High Yield Index returned 8.3% during the half-year.

INTERNATIONAL STOCK MARKETS

Overseas stock markets posted gains during the period, despite lingering economic weakness in Asia and sluggish growth in most of Europe's developed economies. Crises in some key developing markets, including those of Brazil and Russia, appeared to be easing as the semiannual period drew to a close. Overall, the developed markets outside the United States gained 15.4% in U.S.-dollar terms, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. Stocks in Europe and Asia were boosted by mergers and takeover activity and by signs that corporations were focusing more intently on increasing shareholder value.

     The biggest gains were in the Pacific region and in emerging markets, the bourses that had suffered the biggest declines during 1997 and 1998. The Pacific region gained 27.4%, despite a continuing recession in Japan, while the MSCI Select Emerging Markets Free Index rose 30.8%. European stocks were up nearly 20% in local currencies, but these gains were cut to 10.9% for U.S. investors because of the dollar's gains against the euro, a common currency adopted by 11 nations, and other European currencies.

REPORT FROM THE ADVISER

[PHOTO]

During the six months ended April 30, 1999, Vanguard Global Equity Fund earned a total return of 23.6%, outperforming the 20.5% gain of the Morgan Stanley Capital International All Country World Index, our unmanaged benchmark. This is a long overdue--but much welcome--improvement in our relative performance. It can be attributed to the market's favorable reassessment of Asian stocks, value stocks, and mid-capitalization issues, all of which are currently emphasized within the fund. Celebration is distinctly premature, however, because over the past 12 months the fund has underperformed its benchmark. In addition, all of the fund's outperformance during the half-year came in April, when we beat our benchmark by more than 500 basis points. Although we believe the improvement can be sustained (a subject we return to below), it could too easily prove to be a one-month wonder.

     The six-month period was dominated by the aftermath of the Russian debt crisis and the near-collapse of a large U.S. hedge fund, Long-Term Capital Management. Central banks around the world, led by the U.S. Federal Reserve, cut interest rates, and equity markets rallied strongly. The initial effect was to ignite investor enthusiasm for equities worldwide, propelling many indexes to new highs. In the main, growth and large-cap stocks continued to do well, especially in the United States, where they have excelled for much of this decade. While equity market bulls may consider this business as usual, a number of emerging trends may prove to have greater long-term significance for the world's capital markets. First, in the autumn 1998 financial "crisis," Asian markets performed relatively well; they did so again after the Brazilian currency devaluation this winter. Accordingly, for the six months covered by this report, the best equity market performances were in Asia: South Korea was up 123%; Malaysia, 108%; Indonesia, 93%; and Thailand, 47%. The Global Equity Fund started the period with about 22% of its assets in Asia--versus about 13% for the benchmark--and benefited accordingly, especially as the bigger overweights were in the smaller markets with greater recovery potential. Second, many European markets that have long been favored by international investors underperformed considerably. The reasons included disappointment with the weakness of the euro (introduced amid much fanfare in January), soft economic activity, and a series of political mishaps that included the resignation of the German finance minister and the entire European Commission. The NATO bombing of Serbia also discouraged investors, although its actual economic impact has been limited thus far. The Global Equity Fund benefited from its underweighting in Europe (including the United Kingdom) throughout the six-month period.

     So why wasn't the fund's performance even better? The reason is stock selection in the United States. In the first three months of 1999, the momentum-driven bull market became more frenzied, with investment performance even more concentrated than it had been in 1998. As of the end of March, the "nifty twenty" comprised 32% of the S&P 500 and sold at twice the price/earnings multiple of the remainder of the index.

Investor enthusiasm was particularly marked among technology-related stocks, in which the Global Equity Fund is significantly underweighted because of the elevated level of expectations about future prospects. Indeed, so high have prices gone--particularly on the lunatic fringe represented by Internet stocks--that many investors have convinced themselves that there is no level of valuations that cannot be succeeded by even higher ones. While these investors are buying, new firms are issuing stock and insiders are selling shares in record numbers.

     As noted earlier, all the Global Equity Fund's outperformance in the half-year occurred in April. The critical question is whether this can be sustained. The most probable outcome is that it will be. We believe that the Asian crisis has seen its worst and that economies there are likely to normalize rapidly. Their days of super growth are probably over, but there is no reason why they shouldn't return to respectable growth. This will require considerable restocking of basic materials that were reduced to unsustainably low levels by the need for hard currency during the crisis. These economies are highly competitive thanks to their currency devaluations, inflation is very low, and interest rates have in consequence been dropping dramatically.

     It is unlikely that all the distortions caused by the Asian crisis--both in the economy and in the capital markets--could be normalized in just one month. The Global Equity Fund is positioned to benefit greatly from continuing normalization in Asia and stronger economic growth worldwide. Both outcomes appear probable, rather than possible, at this stage. Under such circumstances the Global Equity Fund's performance can be expected to improve further, and this will benefit investors who choose to "stay the course."

Jeremy Hosking, Portfolio Manager
Marathon Asset Management Limited

May 11, 1999

INVESTMENT PHILOSOPHY

     The adviser believes that superior long-term investment results can be achieved by investing in a widely diversified group of stocks chosen on the basis of industry analysis as well as an assessment of each company's strategies for new investment and for dealing with competition within its industry.

PERFORMANCE SUMMARY
GLOBAL EQUITY FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: AUGUST 14, 1995-APRIL 30, 1999
---------------------------------------------------------
                   GLOBAL EQUITY FUND             MSCI*
FISCAL       CAPITAL     INCOME      TOTAL        TOTAL
YEAR         RETURN      RETURN      RETURN       RETURN
---------------------------------------------------------
1995          0.5%       0.0%         0.5%         1.9%
1996         16.3        0.7         17.0         15.6
1997         10.9        1.3         12.2         15.7
1998         -1.8        1.8          0.0         12.8
1999**       21.0        2.6         23.6         20.5
---------------------------------------------------------

*MSCI All Country World Index.

**Six months ended April 30, 1999.

See Financial Highlights table on page 17 for dividend and capital gains information since the fund's inception.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1999*
----------------------------------------------------------------------------------------------
                                                                      Since Inception
                                   INCEPTION                  --------------------------------
                                     DATE         1 YEAR      CAPITAL     INCOME      TOTAL
----------------------------------------------------------------------------------------------
Global Equity Fund                 8/14/1995       1.15%       9.75%       1.75%      11.50%
Fee-Adjusted Returns**                             0.14        9.44        1.76       11.20
----------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Reflective of the 1% fee that is assessed on redemptions of shares that are held in the fund for less than five years.

FUND PROFILE
GLOBAL EQUITY FUND

This Profile provides a snapshot of the fund's characteristics as of April 30, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------
                             GLOBAL EQUITY           MSCI*
----------------------------------------------------------
Number of Stocks                       261           2,408
Turnover Rate                        30%**              --
Expense Ratio                      0.69%**              --
Cash Reserves                         2.1%              --

 *MSCI All Country World Index.

**Annualized.


FUND ALLOCATION BY REGION
----------------------------------------------------------
NORTH AMERICA          42%
EUROPE                 31%
PACIFIC                21%
EMERGING MARKETS        6%

VOLATILITY MEASURES
----------------------------------------------------------
                             GLOBAL EQUITY       MSCI EAFE
----------------------------------------------------------
R-Squared                             0.78            1.00
Beta                                  0.89            1.00


TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
----------------------------------------------------------
General Motors Corp.                               1.6%
The Bank of New York Co., Inc.                     1.5
Rogers Communications, Inc. Class B                1.5
Ameritech Corp.                                    1.4
United Technologies Corp.                          1.4
Nippon Telegraph and Telephone Corp.               1.4
The Limited, Inc.                                  1.4
International Business Machines Corp.              1.4
Union Pacific Corp.                                1.3
First Data Corp.                                   1.2
----------------------------------------------------------
Top Ten                                           14.1%

Country Diversification table is on page 10.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

COUNTRY DIVERSIFICATION. The percentages of a fund's common stock invested in securities of various countries.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FUND ALLOCATION BY REGION. An indicator of diversification, this chart shows the geographic distribution of a fund's holdings.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 30%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

COUNTRY DIVERSIFICATION (% OF COMMON STOCKS)
-------------------------------------------------------------------------------------------------------------
                                                            APRIL 30, 1998              APRIL 30, 1999
                                                           --------------------------------------------------
                                                            GLOBAL EQUITY       GLOBAL EQUITY         MSCI*
                                                           --------------------------------------------------

Australia............................................             2.4%                2.6%             1.3%
Belgium..............................................              --                  --              0.7
Canada...............................................             6.0                 5.9              1.9
China................................................             0.2                 0.1               --
Denmark..............................................             0.4                 0.4              0.3
Finland..............................................             2.2                 1.8              0.8
France...............................................             3.5                 4.6              4.1
Germany..............................................             3.2                 3.3              4.3
Hong Kong............................................             1.8                 2.9              1.1
Indonesia............................................             0.3                 0.4              0.1
Ireland..............................................             0.7                 0.5              0.2
Italy................................................             2.5                 2.2              2.1
Japan................................................            12.5                13.7             10.3
Malaysia.............................................             1.3                 1.2               --
Mexico...............................................             1.2                 1.0              0.6
Netherlands..........................................             1.8                 1.5              2.7
New Zealand..........................................              --                  --              0.1
Norway...............................................             0.5                 0.3              0.2
Philippines..........................................             0.2                 0.3              0.1
Singapore............................................             0.8                 1.6              0.4
South Africa.........................................             1.7                 1.9              0.5
South Korea..........................................              --                  --              0.6
Spain................................................             2.4                 1.6              1.3
Sweden...............................................             3.9                 2.8              1.0
Switzerland..........................................             1.6                 1.3              3.1
Thailand.............................................             0.6                 0.9              0.1
United Kingdom.......................................            14.2                10.8             10.1
United States........................................            34.1                36.4             49.0
Other................................................              --                  --              3.0
-------------------------------------------------------------------------------------------------------------
Total                                                           100.0%              100.0%           100.0%
-------------------------------------------------------------------------------------------------------------

*MSCI All Country World Index.

FINANCIAL STATEMENTS
APRIL 30, 1999 (UNAUDITED)

[PHOTO]

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

------------------------------------------------------------------------
                                                                 MARKET
                                                                 VALUE*
GLOBAL EQUITY FUND                                 SHARES         (000)
------------------------------------------------------------------------
COMMON STOCKS (97.9%)
------------------------------------------------------------------------
AUSTRALIA (2.6%)
   Australia & New Zealand Bank
    Group Ltd.                                    177,900     $   1,411
   Santos Ltd.                                    222,000           765
   WMC Ltd.                                       160,000           693
   CSR Ltd.                                        94,098           252
   Westralian Sands Ltd.                           79,516           178
   Pasminco Ltd.                                  140,000           157
   Woolworths Ltd.                                 44,102           140
-  RGC Gold Unsecured Notes                       121,283            41
                                                             -----------
                                                                  3,637
                                                             -----------
CANADA (5.8%)
   Rogers Communications, Inc.
    Class B                                       114,000         2,137
   Imperial Oil Ltd.                               53,100         1,103
   Canadian Pacific Ltd.                           43,100           974
   Stelco, Inc. Class A                           100,000           810
   Abitibi-Consolidated Inc.                       68,000           801
   Imasco Ltd.                                     30,000           661
   National Bank of Canada                         40,000           646
   Hudson's Bay Co.                                43,000           470
   Air Canada                                      80,000           365
   Canadian Airlines Corp.                        173,000           209
   San Andreas Resources Corp.                     70,000            34
                                                             -----------
                                                                  8,210
                                                             -----------
CHINA (0.1%)
   The Guangshen Railway
    Co., Ltd.                                   1,190,500           157
                                                             -----------
DENMARK (0.4%)
   Bang & Olufsen Holding A/S
    B Shares                                        5,000           341
   Coloplast A/S B Shares                           1,950           193
                                                             -----------
                                                                    534
                                                             -----------
FINLAND (1.7%)
   UPM-Kymmene Oy                                  20,000           606
   Metsa-Serla Oy B                                50,000           429
   Sampo Insurance Co., Ltd.
    A Shares                                       12,900           407
   Valmet Oy                                       31,000           381
   KCI Konecranes International PLC                 9,000           333
   Outokumpu Oy A Shares                           26,000           299
                                                             -----------
                                                                  2,455
                                                             -----------
FRANCE (4.5%)
   Elf Aquitaine SA                                 6,400           995
   Thomson-CSF SA                                  22,200           728
   Pechiney SA A Shares                            16,599           703
   Usinor Sacilor SA                               43,500           674
-  Carrefour SA                                       799           634
   Banque Nationale de Paris SA                     6,261           520
   Compagnie de Saint-Gobain SA                     3,000           516
   Vivendi                                          2,146           502
   Scor SA                                         10,000           499
   Compagnie Generale des
    Etablissements Michelin SCA
    B Shares                                       10,080           458
   Clarins SA                                       2,248           205
                                                             -----------
                                                                  6,434
                                                             -----------

------------------------------------------------------------------------
                                                                 MARKET
                                                                 VALUE*
GLOBAL EQUITY FUND                                  SHARES         (000)
------------------------------------------------------------------------
GERMANY (3.2%)
   Adidas-Salomon AG                                8,700     $     857
   Bayerische Hypo-und
    Vereinsbank AG                                 10,800           694
   Mannesmann AG                                    5,300           693
   Fresenius Medical Care AG ADR                   37,344           672
   Hoechst AG                                      10,100           479
   Veba AG                                          7,220           396
   Bayerische Motoren Werke AG                        400           286
   Buderus AG                                         700           238
-  Philipp Holzmann AG                              1,430           232
-  Bayerische Motoren Werke AG                         80            56
                                                             -----------
                                                                  4,603
                                                             -----------
HONG KONG (2.9%)
   Television Broadcasts Ltd.                     175,000           711
   Hang Seng Bank Ltd.                             59,000           698
   Hong Kong Electric Holdings Ltd.               148,000           472
   Hong Kong & China Gas Co., Ltd.                321,579           452
   Hysan Development Co., Ltd.                    240,840           371
   Cathay Pacific Airways Ltd.                    229,000           368
   Axa China Region Ltd.                          397,000           305
   Hong Kong Telecommunications
    Ltd.                                          112,000           301
   Mandarin Oriental
    International Ltd.                            327,742           247
   Hong Kong Aircraft &
    Engineering Co., Ltd.                          97,000           175
-  Hong Kong & China Gas Co., Ltd.
    Warrants Exp. 9/30/1999                         9,424             2
                                                             -----------
                                                                  4,102
                                                             -----------
INDONESIA (0.4%)
   PT Semen Gresik TBK                            168,000           264
   PT Gudang Garam                                 70,000           127
-  PT Matahari Putra Prima                      1,262,000            82
   PT Citra Marga
    Nusaphala Persada                             774,000            31
   PT Pan Indonesia Bank
    (PANIN Bank) (Foreign)                        254,000            31
-  PT Lippo Bank (Foreign)                        205,000            10
-  PT Hero Supermarket                             46,500             9
                                                             -----------
                                                                    554
                                                             -----------
IRELAND (0.5%)
   Independent Newspapers PLC                      90,244           444
   Waterford Wedgewood PLC                        253,000           246
                                                             -----------
                                                                    690
                                                             -----------
ITALY (2.2%)
   Ente Nazionale Idrocarburi SPA                  92,000           606
   Telecom Italia SPA Risp.                       105,000           565
   Credito Italiano SPA                           105,000           533
   Luxottica Group SPA ADR                         30,000           476
   Banco Popolare Di Milano SPA                    55,000           468
   Industrie Natuzzi SPA ADR                       12,200           233
   Fila Holdings SPA ADR                           13,000           171
                                                             -----------
                                                                  3,052
                                                             -----------
JAPAN (13.4%)
   Nippon Telegraph and
    Telephone Corp.                                   182         1,982
   Tokyo Gas Co., Ltd.                            466,000         1,230
   Hitachi Ltd.                                   129,000           942
   Sony Corp.                                       9,200           859
   Fujitsu Ltd.                                    50,000           857
   Dai-Ichi Kangyo Bank                           100,000           701
   Tokyo Electric Power Co.                        32,000           684
   Shiseido Co., Ltd.                              40,000           630
   Sanwa Bank Ltd.                                 54,000           606
   Furukawa Electric Co.                          138,000           604
   Daiichi Pharmaceutical Co., Ltd.                36,000           585
   Eisai Co., Ltd.                                 31,000           580
   CSK Corp.                                       18,000           537
   Sumitomo Trust & Banking
    Co., Ltd.                                     106,000           520
   Ito-Yokado Co., Ltd.                             8,000           491
   Nippon Mitsubishi Oil Corp.                    108,000           482
   Toppan Printing Co., Ltd.                       38,000           457
   Bank of Yokohama Ltd.                          152,000           427
   Japan Tobacco, Inc.                                 38           382
   West Japan Railway Co.                              92           382
   Sharp Corp.                                     32,000           375
   Fuji Electric Co., Ltd.                       120,000           369
   Tokyo Broadcasting System, Inc.                 28,000           364
   Yamaha Motor Co., Ltd.                          44,000           354
   Japan Radio Co., Ltd.                           68,000           330
   Ishikawajima-Harima Heavy
    Industries Co.                                160,000           328
   Dai-Nippon Printing Co., Ltd.                   20,000           317
   Noritake Co., Ltd.                              54,000           290
   Kirin Beverage Corp.                            15,000           278
   Intec, Inc.                                     20,000           268
   Kyowa Hakko Kogyo Co.                           42,000           243
   Fuji Oil Co.                                    36,000           225
   Stanley Electric Co.                            68,000           225
-  Tsuzuki Denki Co., Ltd.                         36,000           203
   Toyo Seikan Kaisha Ltd.                          8,000           163
   Jeol Ltd.                                       30,000           160
   Kao Corp.                                        6,000           152
   Sankyo Seiko Co.                                46,000           137
   Sumitomo Warehouse Co. Ltd.                     26,000           107
   Sumitomo Forestry Co.                           14,000           106
   Shimadzu Corp.                                  18,000            71
   Ikegami Tsushinki Co., Ltd.                     20,000            60
   Sumitomo Realty &
    Development Co.                                 4,000            17
                                                             -----------
                                                                 19,080
                                                             -----------
MALAYSIA (1.2%)
   Resorts World Bhd.                             308,000           506
   Carlsberg Brewery Malaysia Bhd.                 99,500           325
   Malayan Banking Bhd.                            92,537           246
   Technology Resources
    Industries Bhd.                               351,000           203
   Rothmans of Pall Mall
    Malaysia Bhd.                                  25,000           181
   Kumpulan Guthrie Bhd.                          229,000           155
   Perlis Plantations Bhd.                         99,000           119
                                                             -----------
                                                                  1,735
                                                             -----------
MEXICO (0.9%)
   Telefonos de Mexico SA
    Class L ADR                                    11,000           833
-  Grupo Financiero Banamex
    Accival SA de CV Series B                     100,000           255
   Vitro SA ADR                                    40,000           250
-  Grupo Financiero Banamex
    Accival SA de CV Series L                       3,000             7
                                                             -----------
                                                                  1,345
                                                             -----------

------------------------------------------------------------------------
                                                                 MARKET
                                                                 VALUE*
                                                   SHARES          (000)
------------------------------------------------------------------------
NETHERLANDS (1.5%)
   Philips Electronics NV                          10,800     $     931
   Benckiser NV B Shares                            9,000           497
   Nedlloyd Groep NV                               16,600           429
   Koninklijke Boskalis
    Westminster NV                                 13,389           211
                                                             -----------
                                                                  2,068
                                                             -----------
NEW ZEALAND
   Wrightson Ltd.                                 150,000            33
                                                             -----------
NORWAY (0.3%)
   Schibsted ASA                                   24,000           299
   Rieber & Son ASA                                25,000           180
                                                             -----------
                                                                    479
                                                             -----------
PHILIPPINES (0.3%)
   San Miguel Corp. Class B                       219,000           467
                                                             -----------
SINGAPORE (1.5%)
   Jardine Strategic Holdings Ltd.                280,000           692
   Singapore Press Holdings Ltd.                   35,100           518
   Oversea-Chinese Banking Corp.,
    Ltd. (Foreign)                                 40,000           376
   Overseas Union Enterprise Ltd.                 110,000           247
   Jurong Shipyard Ltd.                            58,000           241
   TIBS Holdings Ltd.                             157,000           126
                                                             -----------
                                                                  2,200
                                                             -----------
SOUTH AFRICA (1.8%)
   De Beers Centenary AG                           20,000           498
   Gencor Ltd.                                    155,000           432
   Anglogold Ltd. ADR                              15,530           371
   South African Breweries Ltd.                    40,903           342
   JD Group Ltd.                                   44,446           285
-  Sanlam Ltd.                                    230,000           225
   Pretoria Portland Cement Co.                    26,000           183
   South African Iron & Steel
    Industrial Corp., Ltd.                        473,621           147
   Firstrand Ltd.                                  81,000            89
   Kersaf Investment Ltd.                           5,179            18
   Edgars Stores Ltd.                               1,449             7
                                                             -----------
                                                                  2,597
                                                             -----------
SOUTH KOREA
   Daehan Korean Trust IDR                         12,000            43
                                                             -----------
SPAIN (1.6%)
   Acciona SA                                      11,400           572
   Centros Comerciales Pryca SA                    23,400           432
   Banco Popular Espanol SA                         6,000           425
   Acerinox SA                                     13,500           408
   NH Hoteles SA                                   19,000           224
   Viscofan Industria Navarra de
    Envolturas Celulosicas SA                      16,800           207
                                                             -----------
                                                                  2,268
                                                             -----------
SWEDEN (2.8%)
   Electrolux AB Series B                          40,000           813
   Volvo AB B Shares                               19,000           503
   ABB AB B Shares                                 30,000           419
   LM Ericsson Telephone AB
    B Shares                                       15,700           413
   OM Gruppen AB                                   32,200           412
   Stora Enso Oyj R Shares                         33,009           379
   Svenska Handelsbanken AB
    A Shares                                       10,000           376
   Hoganas AB B Shares                             12,750           250
   BT Industries AB                                12,000           202
   Stora Enso Oyj A Shares                         17,790           200
                                                             -----------
                                                                  3,967
                                                             -----------
SWITZERLAND (1.3%)
   SMH AG (Registered)                              5,800           884
   Novartis AG (Registered)                           266           390
   SGS Societe Generale de
    Surveillance Holding SA (Bearer)                  350           315
   Sarna Kunststoff Holding AG
    (Registered)                                      100           128
   Phoenix Mecano AG                                  200            92
                                                             -----------
                                                                  1,809
                                                             -----------
THAILAND (0.9%)
-  Advanced Information Services
    (Foreign)                                      39,000           414
-  Thai Farmers Bank PLC (Foreign)                148,000           411
-  National Finance & Securities
    PLC (Foreign)                                 264,000           189
   Post Publishing PLC (Foreign)                  130,000           154
   Siam Commercial Bank Cvt. Pfd.
    (Foreign)                                      51,000            36
-  Matichon PLC (Foreign)                          25,000            35
   MBK Properties & Development
    Co. (Foreign)                                  59,000            30
-  Golden Land Property
    Development Public Company
    Ltd. (Foreign)                                 85,000            29
                                                             -----------
                                                                  1,298
                                                             -----------
UNITED KINGDOM (10.6%)
   Racal Electronics PLC                          125,000           863
   Invensys PLC                                   164,935           843
   Hanson PLC                                      74,750           744
   Vodafone Group PLC                              40,000           737
   Granada Group PLC                               34,000           727
   Stagecoach Holdings PLC                        212,740           718
   Provident Financial PLC                         42,456           709
   BP Amoco PLC                                    35,000           664
   Rio Tinto PLC                                   35,000           612
-  Flextech PLC                                    42,000           606
   Barclays PLC                                    18,900           601
   British Aerospace PLC                           80,000           599
   Arriva PLC                                      93,333           598
   WPP Group PLC                                   63,000           557
   Diageo PLC                                      46,128           533
   Berisford PLC                                  119,000           502
   Hyder PLC                                       40,000           498
   Ladbroke Group PLC                             100,000           487
-  EMI Group PLC                                   54,000           460
   Railtrack Group PLC                             20,000           418
   Taylor Woodrow PLC                             125,400           394
   First Leisure Corp. PLC                         91,000           390
   Airtours PLC                                    56,000           388
   Imperial Chemical Industries PLC                33,000           358
   Associated British Ports
    Holdings PLC                                   69,900           316
   E D & F Man Group PLC                           45,000           223
   Devro PLC                                       88,000           194
-  PIC International Group PLC                    160,000           157
   London Clubs International PLC                  50,000           135
                                                             -----------
                                                                 15,031
                                                             -----------

------------------------------------------------------------------------
                                                                 MARKET
                                                                 VALUE*
GLOBAL EQUITY FUND                                 SHARES          (000)
------------------------------------------------------------------------
UNITED STATES (35.5%)
   AUTO & TRANSPORTATION (5.4%)
   General Motors Corp.                            25,500     $   2,268
   Union Pacific Corp.                             31,000         1,860
-  AMR Corp.                                       22,000         1,536
   Burlington Northern Santa Fe Corp.              33,000         1,209
   TRW, Inc.                                       18,000           755

   CONSUMER DISCRETIONARY (5.7%)
   The Limited, Inc.                               44,778         1,959
   Reader's Digest Assn., Inc. Class A             39,000         1,387
-  Metro-Goldwyn-Mayer Inc.                        87,388         1,327
   Harcourt General, Inc.                          22,500         1,073
   Eastman Kodak Co.                               13,000           970
   Nielsen Media Research                          31,000           849
-  Ryan's Family Steak Houses, Inc.                40,000           495
-  Abercrombie & Fitch Co.                            612            58

   CONSUMER STAPLES (2.8%)
   Sara Lee Corp.                                  56,000         1,246
   Philip Morris Cos., Inc.                        26,000           912
   McCormick & Co., Inc.                           30,000           909
-  The Kroger Co.                                  16,500           896

   ENERGY (0.7%)
   Baker Hughes, Inc.                              29,000           866
   Union Pacific Resources
    Group, Inc.                                     6,775            95
-  McMoRan Exploration Co.                          3,900            65

   FINANCIAL SERVICES (5.9%)
   The Bank of New York Co., Inc.                  54,800         2,192
   First Data Corp.                                41,000         1,740
   Fleet Financial Group, Inc.                     29,000         1,249
   Unitrin, Inc.                                   34,600         1,198
   The Chubb Corp.                                 13,500           800
   Mercury General Corp.                           22,000           795
   American Capital Strategies, Ltd.               20,000           355

   HEALTH CARE (3.2%)
   Baxter International, Inc.                      22,500         1,418
   Johnson & Johnson                               14,000         1,365
   Columbia/HCA Healthcare Corp.                   43,000         1,062
   Cardinal Health, Inc.                           12,783           765

   MATERIALS & PROCESSING (6.8%)
   Temple-Inland Inc.                              22,000         1,518
   Millennium Chemicals, Inc.                      54,000         1,458
   Geon Co.                                        39,000         1,194
   Solutia, Inc.                                   48,200         1,175
   PPG Industries, Inc.                            16,500         1,072
   Georgia Pacific Group                           11,400         1,055
   LTV Corp.                                      156,000           995
   IMC Global Inc.                                 26,579           665
   The Timber Co.                                  19,000           489
   Primex Technologies, Inc.                        2,880            60
-  IMC Global Inc. Warrants
    Exp. 12/22/2000                                 9,844            11

   PRODUCER DURABLES (1.4%)
   United Technologies Corp.                       14,000         2,028

   TECHNOLOGY (1.5%)
   International Business
    Machines Corp.                                  9,200         1,925
-  UNOVA, Inc.                                     11,900           161

   UTILITIES (1.4%)
   Ameritech Corp.                                 29,800         2,040

   OTHER (0.7%)
-  FMC Corp.                                       12,400           806
   Raytheon Co. Class A                             1,626           113
                                                             -----------
                                                                 50,439
                                                             -----------
------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $116,626)                                              139,287
------------------------------------------------------------------------
                                                     FACE
                                                   AMOUNT
                                                    (000)
------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (11.4%)
------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled Cash Account
   4.89%, 5/3/1999                               $  2,860         2,860
   4.91%, 5/3/1999--Note F                         13,333        13,333
------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $16,193)                                                16,193
------------------------------------------------------------------------
TOTAL INVESTMENTS (109.3%)
   (COST $132,819)                                              155,480
------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-9.3%)
------------------------------------------------------------------------
Other Assets--Note C                                                938
Security Lending Collateral Payable
   to Brokers--Note F                                           (13,333)
Other Liabilities                                                  (852)
                                                             -----------
                                                                (13,247)
------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------
Applicable to 10,328,898 outstanding $.001
   par value shares of beneficial interest
   (unlimited authorization)                                   $142,233
========================================================================

NET ASSET VALUE PER SHARE                                        $13.77
========================================================================

* See Note A in Notes to Financial Statements.
- Non-Income-Producing Security.
ADR--American Depositary Receipt.
IDR--International Depositary Receipt.

-------------------------------------------------------------------------
AT APRIL 30, 1999, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------
                                                   AMOUNT           PER
                                                    (000)         SHARE
-------------------------------------------------------------------------
 Paid in Capital                                 $114,161        $11.05
 Overdistributed Net
   Investment Income--Note D                         (254)         (.02)
 Accumulated Net Realized
   Gains--Note D                                    5,824           .56
 Unrealized Appreciation
   (Depreciation)--Note E

   Investment Securities                           22,661          2.19
   Foreign Currencies and
     Forward Currency Contracts                      (159)         (.01)
-------------------------------------------------------------------------
 NET ASSETS                                      $142,233         $13.77
=========================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period--these amounts include the effect of foreign currency movements on the value of the fund's securities. Currency gains (losses) on the translation of other assets and liabilities, combined with the results of any investments in forward currency contracts during the period, are shown separately.

---------------------------------------------------------------------------------------------------
                                                                                GLOBAL EQUITY FUND
                                                                   SIX MONTHS ENDED APRIL 30, 1999
                                                                                             (000)
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends*                                                                            $  1,128
    Interest                                                                                    79
    Security Lending                                                                            44
                                                                                          ---------
        Total Income                                                                         1,251
                                                                                          ---------
EXPENSES
    Investment Advisory Fees--Note B
        Basic Fee                                                                              284
        Performance Adjustment                                                                (128)
    The Vanguard Group--Note C
        Management and Administrative                                                          238
        Marketing and Distribution                                                              10
    Custodian Fees                                                                              28
    Auditing Fees                                                                                4
    Shareholders' Reports                                                                        5
                                                                                          ---------
        Total Expenses                                                                         441
---------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                          810
---------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
    Investment Securities Sold                                                               5,782
    Foreign Currencies and Forward Currency Contracts                                         (195)
---------------------------------------------------------------------------------------------------
REALIZED NET GAIN                                                                            5,587
---------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                                   20,972
    Foreign Currencies and Forward Currency Contracts                                           75
---------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                            21,047
===================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                       $27,444
===================================================================================================

*Dividends are net of foreign withholding taxes of $90,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------------------------------------------------
                                                                                                GLOBAL EQUITY FUND
                                                                                        ----------------------------------
                                                                                           SIX MONTHS                YEAR
                                                                                                ENDED               ENDED
                                                                                        APR. 30, 1999       OCT. 31, 1998
                                                                                                (000)               (000)
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                                                    $    810            $  1,901
    Realized Net Gain                                                                           5,587               8,081
    Change in Unrealized Appreciation (Depreciation)                                           21,047             (10,411)
                                                                                        ----------------------------------
        Net Increase (Decrease) in Net Assets Resulting from Operations                        27,444                (429)
                                                                                        ----------------------------------
DISTRIBUTIONS
    Net Investment Income                                                                      (2,588)             (2,315)
    Realized Capital Gain                                                                      (7,461)             (4,429)
                                                                                        ----------------------------------
        Total Distributions                                                                   (10,049)             (6,744)
                                                                                        ----------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                                                      5,811              14,446
    Issued in Lieu of Cash Distributions                                                        8,809               5,816
    Redeemed                                                                                  (10,717)            (20,594)
                                                                                        ----------------------------------
        Net Increase (Decrease) from Capital Share Transactions                                 3,903                (332)
--------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                                                                  21,298              (7,505)
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                                                       120,935             128,440
                                                                                        ----------------------------------
    End of Period                                                                            $142,233            $120,935
==========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                                                        464               1,137
    Issued in Lieu of Cash Distributions                                                          756                 491
    Redeemed                                                                                     (877)             (1,681)
                                                                                        ----------------------------------
        Net Increase (Decrease) in Shares Outstanding                                             343                 (53)
==========================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity.
A turnover rate of 100% means that the average security is held in the fund for one year.

------------------------------------------------------------------------------------------------------------------------------
                                                                                          GLOBAL EQUITY FUND
                                                                                YEAR ENDED OCTOBER 31,
                                                    SIX MONTHS ENDED      ----------------------------------      JUN. 30* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD        APRIL 30, 1999        1998          1997         1996     OCT. 31, 1995
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $12.11      $12.79        $11.72       $10.08            $10.00
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                        .09         .19           .19          .13               .04
    Net Realized and Unrealized Gain (Loss) on Investments      2.58        (.20)         1.21         1.58               .04
                                                              ----------------------------------------------------------------
        Total from Investment Operations                        2.67        (.01)         1.40         1.71               .08
                                                              ----------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                        (.26)       (.23)         (.14)        (.07)               --
    Distributions from Realized Capital Gains                   (.75)       (.44)         (.19)           --               --
                                                              ----------------------------------------------------------------
        Total Distributions                                    (1.01)       (.67)         (.33)        (.07)               --
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $13.77      $12.11        $12.79       $11.72            $10.08
==============================================================================================================================

TOTAL RETURN**                                                23.56%       0.04%        12.19%       17.05%             0.50%
==============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                        $142        $121          $128          $99               $36
    Ratio of Total Expenses to Average Net Assets             0.69%+       0.68%         0.71%        0.85%            0.57%+
    Ratio of Net Investment Income to Average Net Assets      1.26%+       1.47%         1.67%        1.53%            2.04%+
    Portfolio Turnover Rate                                     30%+         34%           24%          29%                2%
==============================================================================================================================

* Subscription period for the fund was June 30, 1995, to August 13, 1995, during which time all assets were held in money market instruments. Performance measurement begins August 14, 1995.

** Total returns do not reflect the 1% fee that is assessed on redemptions of shares that are held in the fund for less than five years.

+  Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Global Equity Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

     2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

     3. FORWARD CURRENCY CONTRACTS: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The fund's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

     Forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

     4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     5. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     6. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     7. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid in capital.

B. Marathon Asset Management Ltd. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International All Country World Index. For the six months ended April 30, 1999, the investment advisory fee represented an effective annual basic rate of 0.44% of the fund's average net assets before a decrease of $128,000 (0.20%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its assets in capital contributions to Vanguard. At April 30, 1999, the fund had contributed capital of $21,000 to Vanguard (included in Other Assets), representing 0.01% of the fund's net assets and 0.03% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

D. During the six months ended April 30, 1999, the fund purchased $18,723,000 of investment securities and sold $22,537,000 of investment securities, other than temporary cash investments.

     During the six months ended April 30, 1999, the fund realized net foreign currency losses of $4,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to overdistributed net investment income.

     Certain of the fund's investments are in securities considered to be "passive foreign investment companies," for which any unrealized appreciation and/or realized gains are required to be included in distributable net investment income for tax purposes. Distributions to shareholders from passive foreign investment company income during the six months ended April 30, 1999, were $434,000; the cumulative total of distributions related to passive foreign investment company holdings at April 30, 1999, was $787,000.

E. At April 30, 1999, net unrealized appreciation of investment securities for federal income tax purposes was $21,874,000, consisting of unrealized gains of $32,988,000 on securities that had risen in value since their purchase and $11,114,000 in unrealized losses on securities that had fallen in value since their purchase.

     At April 30, 1999, the fund had open forward currency contracts to deliver foreign currency in exchange for U.S. dollars as follows:

           -----------------------------------------------------------------------------------------
                                                                       (000)
                                            --------------------------------------------------------
                                             CONTRACT AMOUNT
                                           -------------------
            CONTRACT                       FOREIGN      U.S.       MARKET VALUE IN     UNREALIZED
            SETTLEMENT DATE                CURRENCY    DOLLARS      U.S. DOLLARS      APPRECIATION
           -----------------------------------------------------------------------------------------
            Deliver:
                9/27/1999          JPY     172,950     $1,500          $1,477             $ 23
           -----------------------------------------------------------------------------------------

            JPY--Japanese yen.

     The fund had net unrealized foreign currency losses of $182,000 resulting from the translation of other assets and liabilities at April 30, 1999.

F. The market value of securities on loan to broker/dealers at April 30, 1999, was $12,712,000, for which the fund held cash collateral of $13,333,000. Cash collateral received is invested in repurchase agreements.

                             TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson-Merck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.


                              OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

                            OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

  "STANDARD & POOR'S(R)," "S&P(R)," "S&P 500(R)," "STANDARD & POOR'S 500," AND "500" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. FRANK RUSSELL COMPANY IS
    THE OWNER OF TRADEMARKS AND COPYRIGHTS RELATING TO THE RUSSELL INDEXES. "WILSHIRE 4500" AND "WILSHIRE 5000" ARE TRADEMARKS OF WILSHIRE ASSOCIATES.

                                    VANGUARD
                                   MILESTONES

                                   [GRAPHIC]

                              The Vanguard Group is
                             named for HMS Vanguard,
                        Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                          John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                  description, it was absolutely irresistible."

                                   [GRAPHIC]

                          Walter L. Morgan, founder of
                          Wellington Fund, the nation's
                           oldest balanced mutual fund
                        and forerunner of today's family
                           of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                         a true investment pioneer, died
                         six weeks later on September 2.

                                   [GRAPHIC]

                                Wellington Fund,
                        The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                       70 years ago, on December 28, 1928.
                            The fund was named after
                             the Duke of Wellington,
                              whose forces defeated
                            Napoleon Bonaparte at the
                           Battle of Waterloo in 1815.

[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

Q1292-06/22/1999

(C) 1999 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.

VANGUARD
CAPITAL OPPORTUNITY FUND

Semiannual Report - April 30, 1999


[PHOTO]

[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE THAT TRADITION MATTERS

Our 8,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

Our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto-- "Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, 1998, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2, 1998.

- The 70th anniversary, on December 28, 1998, of the incorporation of Vanguard Wellington Fund. It is the nation's oldest balanced mutual fund, and one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.

                                    CONTENTS

                                  A MESSAGE TO
                                OUR SHAREHOLDERS
                                       1

                                 THE MARKETS IN
                                  PERSPECTIVE
                                       3

                                  REPORT FROM
                                  THE ADVISER
                                       5

                              PERFORMANCE SUMMARY
                                       7

                                  FUND PROFILE
                                       8

                              FINANCIAL STATEMENTS
                                       10


                        All comparative mutual fund data
                        are from Lipper or Morningstar,
                             unless otherwise noted

FELLOW SHAREHOLDER,


[PHOTO]                 [PHOTO]
John J. Brennan         John C. Bogle
Chairman & CEO          Senior Chairman


    Vanguard Capital Opportunity Fund posted a truly remarkable gain of +34.1% during the first half of its 1999 fiscal year. Its return for the six months ended April 30, 1999, surpassed that of the average capital appreciation fund by more than 7 percentage points and the return of its principal benchmark index by 3.6 points.

    The table below compares the six-month total return (capital change plus reinvested dividends) of Capital Opportunity Fund with those of its primary benchmarks: the average capital appreciation fund and the Standard & Poor's MidCap 400/BARRA Growth Index.

-----------------------------------------------------
                                       TOTAL RETURNS
                                     SIX MONTHS ENDED
                                      APRIL 30, 1999
Vanguard Capital Opportunity             +34.1%
-----------------------------------------------------
Average Capital Appreciation Fund        +27.0%
-----------------------------------------------------
S&P MipCap 400/BARRA Growth Index        +30.5%
-----------------------------------------------------


    The fund's return is based on an increase in net asset value from $11.47 per share on October 31, 1998, to $14.27 per share on April 30, 1999, and is adjusted for a dividend of $0.015 per share paid from net investment income and a distribution of $0.895 per share paid from net realized capital gains.

THE PERIOD IN REVIEW

A remarkable domestic economic environment--in which rapid growth in business activity and high employment coexisted with tame inflation--set the stage for the U.S. stock market's surge during the six months ended April 30. The overall stock market, as measured by the Wilshire 5000 Equity Index, gained +22.8%, just ahead of the +22.3% showing of the best-known benchmark for large-capitalization stocks, the Standard & Poor's 500 Composite Stock Price Index.

    Growth stocks flourished during the half-year. In the small-cap stock arena, the Russell 2000 Index's growth component boasted a +25.7% return, while its value side claimed an advance of just +4.4%. Among mid-cap stocks, the primary hunting ground for Capital Opportunity Fund, growth stocks were even stronger. The S&P MidCap 400/BARRA Growth Index returned +30.5%, compared with +7.8% for the S&P MidCap 400/BARRA Value Index. Among large-cap equities, growth and value stocks provided similar returns--within the S&P 500 Index, growth and value segments gained +22.6% and +21.7%, respectively.

    The strength of the economy's expansion was worrisome to bond investors, who are ever-vigilant for signs that inflation may accelerate. Inflation is the bondholder's bane because it erodes the value of future interest and principal payments. (Inflation also erodes the value of future stock dividends and earnings, but stockholders, unlike bondholders, can hope to benefit if higher prices for goods and services also translate into higher corporate profits.)

    Interest rates rose moderately during the period, with the yield of the benchmark 30-year U.S. Treasury bond ending the half-year at 5.66%, 50 basis points above the bond's 5.16% yield at the beginning of the period. As interest rates rose, of course, bond prices declined. During the half-year, these price declines shaved 2.3 percentage points from the return of the Lehman Brothers Aggregate Bond Index, offsetting most of its interest income and resulting in a total return of +0.7%.

PERFORMANCE OVERVIEW

Capital Opportunity Fund's performance was simply splendid during the period. Much of the fund's superior performance in relation to its primary benchmarks can be attributed to the superb stock selections of our adviser, PRIMECAP Management Company, in three sectors. In the financial-services category, the fund shot the lights out with a very robust +103.1% return, compared with the +32.3% sector return of its benchmark index. And the fund's gains in the technology and health-care sectors, +44.0% and +49.8%, respectively, were far ahead of the index's +24.9% and -4.9% returns for those groups. The successes in these sectors far outweighed the disadvantage of being underweighted in comparison with our index benchmark in the half-year's best-performing sectors--utilities (+64.5%) and consumer discretionary (+52.9%).

IN SUMMARY

During the semiannual period, the stock market once again demonstrated its unpredictability. Disparities among industry groups were wide, as were the returns between growth and value stocks in the small- and mid-cap realms. What's more, price fluctuations were substantial, both for individual stocks and for broader sections of the market.

    The volatility of the market, we believe, validates our oft-repeated recommendation that investors hold a broadly diversified portfolio comprising both growth and value stock funds as well as bond and money market funds. Each investor's mix of assets should reflect his or her investment goals, time horizon, and tolerance for the ever-present risks of investing. Once such a program is in place, we believe that sticking with it--"staying the course"--is the soundest investment approach.

/s/ JOHN C. BOGLE                                 /s/ JOHN BRENNAN

John C. Bogle                                     John J. Brennan
Senior Chairman                                   Chairman and
                                                  Chief Executive Officer

May 24, 1999

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED APRIL 30, 1999

[PHOTO]

Global stock markets chalked up solid gains during the six months ended April 30, 1999, aided by the efforts of central banks around the world to ease monetary policy and lower short-term interest rates.

    The remarkably strong U.S. economy helped out by playing locomotive for the world's economies, soaking up record volumes of imported goods. Indeed, the United States was the only major nation whose policymakers and bondholders had to ponder whether growth was too rapid. Concern about a potential surge in inflation was one reason that interest rates rose modestly and bond prices generally slipped in the United States.

U.S. STOCK MARKETS

Stock prices soared during the half-year, reflecting both the domestic economy's strength and the investing public's confidence in future growth of the economy and corporate profits. The overall market, as measured by the Wilshire 5000 Equity Index, rose 22.8% during the six months ended April 30, while the S&P 500 Index, a proxy for large-capitalization stocks, gained 22.3%.

    The midsummer shock of 1998--when the overall stock market fell by more than 20%--seemed to be quickly forgotten by investors. Most apparently overlooked the fact that corporate earnings were flat to slightly lower, focusing instead on the potential for future earnings. Investors' confidence was bolstered by the market's quick rebound from its summer stumble and by a general easing of monetary policy by the world's central banks. The Federal Reserve Board made three separate quarter-percentage-point reductions in short-term interest rates during autumn 1998. Central banks in Europe, Asia, and Latin America also cut rates. These actions lessened fears that the major economies would be dragged down by the lingering effects of the economic crisis that struck emerging markets beginning in mid-1997.

    U.S. consumers demonstrated their confidence in economic conditions by spending freely, boosting sales of cars, houses, and goods in stores. And why shouldn't they have been happy? U.S. gross domestic product grew by an annual rate of 4.1% in the first three months of 1999, and the nation's unemployment rate closed the period at 4.3%.

    Improved prospects for global growth were a key factor in the continuing advance of technology stocks (up nearly 42% for the six months) and the resurgence of some value-stock sectors, such as materials & processing (up 27%) and energy (integrated oil

-----------------------------------------------------------------------------
                                                      TOTAL RETURNS
                                              PERIODS ENDED APRIL 30, 1999
                                           ----------------------------------
                                           6 MONTHS    1 YEAR       5 YEARS*
-----------------------------------------------------------------------------
STOCKS
  S&P 500 Index                              22.3%      21.8%        26.9%
  Russell 2000 Index                         15.2       -9.3         13.0
  Wilshire 5000 Index                        22.8       17.0         24.5
  MSCI EAFE Index                            15.4        9.8          9.0
-----------------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index                 0.7%       6.3%         8.0%
  Lehman 10-Year Municipal Bond Index         1.5        7.1          7.5
  Salomon Smith Barney 3-Month
     U.S. Treasury Bill Index                 2.2        4.8          5.2
-----------------------------------------------------------------------------
OTHER
  Consumer Price Index                        1.3%       2.3%         2.4%
-----------------------------------------------------------------------------

*Annualized.

companies rose 22%; "other energy" stocks gained 23%). Retailers and other companies in the consumer-discretionary sector gained 34%, reflecting the strength of consumer spending. Not all consumer-related stocks benefited, however. Consumer-staples companies, locked in tough price competition and still feeling the effects of falling profits from overseas operations, were the worst-performing group in the half-year, down 3%.

U.S. BOND MARKETS

For bond investors, the powerful economic expansion evident during the November-April period was too much of a good thing. Economists confessed to puzzlement that the expansion was not triggering an acceleration in wages or consumer prices. But with oil prices rising, U.S. economic growth expanding at a 4.1% annual pace, and unemployment at 4.3% of the labor force, the lowest point since February 1970, bond market participants figured that inflation was bound to accelerate eventually. (This view gained credence shortly after the period's end, when the Consumer Price Index was reported to have risen 0.7% in April, the biggest monthly increase in eight years.)

    Despite the Fed's actions to cut short-term interest rates, yields on U.S. Treasury issues increased over the six months by one-half to three-quarters of a percentage point. The yield of the 30-year Treasury bond rose 50 basis points, to 5.66% on April 30 from 5.16% six months earlier. The yield of the 10-year Treasury rose to 5.35% from 4.61%. Very short-term rates didn't rise as far: Yields on 3-month T-bills rose 22 basis points to 4.54% on April 30. Bond prices, which move in the opposite direction from interest rates, fell. The Lehman Brothers Aggregate Bond Index, a benchmark for investment-grade taxable bonds, earned just 0.7%, as falling prices offset most of the index's 3.0% interest income for the six-month period.

    Municipal bonds suffered only slight price declines and outperformed Treasury securities--a turnaround from the previous six months, when Treasuries were bid up by investors seeking a safe haven during the summer 1998 market turmoil.

    Not all bond prices fell during the half-year. For high-yield issues, the strong economy was a tonic. These bonds had suffered considerably during the market turmoil of summer 1998, as investors feared a global economic downturn would result in higher defaults by weaker companies. But when economic growth turned out to be stronger than expected, high-yield bond prices rebounded, augmenting the bonds' interest income. The Lehman High Yield Index returned 8.3% during the half-year.

INTERNATIONAL STOCK MARKETS

Overseas stock markets posted gains during the period, despite lingering economic weakness in Asia and sluggish growth in most of Europe's developed economies. Crises in some key developing markets, including those of Brazil and Russia, appeared to be easing as the semiannual period drew to a close. Overall, the developed markets outside the United States gained 15.4% in U.S.-dollar terms, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. Stocks in Europe and Asia were boosted by mergers and takeover activity and by signs that corporations were focusing more intently on increasing shareholder value.

    The biggest gains were in the Pacific region and in emerging markets, the bourses that had suffered the biggest declines during 1997 and 1998. The Pacific region gained 27.4%, despite a continuing recession in Japan, while the MSCI Select Emerging Markets Free Index rose 30.8%. European stocks were up nearly 20% in local currencies, but these gains were cut to 10.9% for U.S. investors because of the dollar's gains against the euro, a common currency adopted by 11 nations, and other European currencies.

REPORT FROM THE ADVISER

[PHOTO]

During the first half of fiscal 1999, Vanguard Capital Opportunity Fund produced a total return of 34.1% versus 30.5% for the S&P MidCap 400/BARRA Growth Index and 27.0% for the average capital appreciation fund. These favorable results capped an outstanding 12-month period during which the fund's 31.1% return greatly outdistanced the 18.2% return posted by the S&P MidCap 400/BARRA Growth Index and the 14.6% return recorded by the average capital appreciation fund.

    In our letter to you six months ago, we shared our view that small- and medium-capitalization stocks were dramatically undervalued relative to the large-cap issues that dominate the S&P 500 Index. We positioned the fund accordingly, holding 85% of assets in small- to medium-cap issues at fiscal year-end. In retrospect, the major rally in small stocks that occurred during the last three weeks of October did lead to a broadening of market leadership during the first half of fiscal 1999. During this latest six-month period, the S&P 500 lagged the S&P MidCap 400/BARRA Growth Index by more than 8 percentage points. Capital Opportunity Fund was well-positioned to capitalize on this increased market breadth.

    Our holdings in financial-services, health-care, and technology stocks essentially account for all of our outperformance during the half-year. Led by a stunning 1,183% gain in E*TRADE Group, our holdings in financial services appreciated more than 100% during the past six months. E*TRADE is a pioneer and the technological leader in the burgeoning online-trading market. The stock also benefited from euphoria surrounding Internet stocks. Unfortunately, the fund's commitment to the financial-services sector has been small--less than 5% of assets.

    In the health-care sector, our selections increased in value by 49.8% while the index sector posted a slight negative return. We have added a number of names in this area, focusing largely on biotechnology companies. In recent years, this industry's potential and viability have been validated. Many biotech companies enjoy pipelines with multiple products in late-stage clinical trials. They have forged distribution partnerships with the major pharmaceutical companies, and in many cases are serving as important components of the major companies' research and development activities. With valuations at a considerable discount to the traditional pharmaceutical companies, many biotech stocks also are attractive acquisition candidates.

    The fund's holdings in technology appreciated 44.0% in the first half, nearly doubling the index sector's return. Given our significant exposure to the sector, these stocks played the greatest role in our favorable first-half results. Harmonic, Inc., the fund's largest holding, led our technology stocks-- it was up 317% in the period. The company's business has accelerated as cable operators boost capital spending to upgrade their networks in preparation for delivering cable modem and telephony services to subscribers. Our shares of Powerwave Technologies and LSI Logic were also notable contributors, with gains of

151.8% and 124.8%, respectively. As the leading independent supplier of power amplifiers used in cellular networks, Powerwave is a major beneficiary of the explosive growth in wireless telephony. LSI Logic's business has grown along with the generally improving semiconductor industry, but more specifically has established itself as a key supplier to manufacturers of popular digital consumer electronic products such as DVD players and digital cameras.

    The fund's cash position averaged approximately 12% during the fiscal half-year. This depressed the period's results by about 4.5 percentage points in relation to our benchmark index. The cash level is higher than we would ordinarily hold, but during the fund's transition to our management, we deemed it prudent to retain a somewhat higher cash position.

    We hope the market's performance since the small-stock rally in October reflects a sustainable broadening of market leadership. We believe the fund will continue to enjoy favorable results in such an environment. However, we caution that it will prove challenging to match our recent results. In the 15 months since we assumed management of the fund, the total return of 51.5% is exceptional, particularly compared with the 38.7% return for the S&P MidCap 400/BARRA Growth Index and the 29.9% earned by the average capital appreciation fund. Consequently, we expect near-term results, both on an absolute and relative basis, to regress to more normal historical levels. We do, however, still find small- and medium-cap stocks attractively priced.

Theo A. Kolokotrones                        Howard B. Schow
Portfolio Manager                           Portfolio Manager

Joel P. Fried                               F. Jack Liebau, Jr.
Assistant Portfolio Manager                 Assistant Portfolio Manager

PRIMECAP Management Company

May 14, 1999

INVESTMENT PHILOSOPHY

The fund reflects a belief that superior long-term investment results can be achieved by concentrating assets in small- and mid-capitalization stocks whose prices are lower than the fundamental value of the underlying companies.

PERFORMANCE SUMMARY

CAPITAL OPPORTUNITY FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: AUGUST 14, 1995-APRIL 30, 1999
---------------------------------------------------------------------
                  CAPITAL OPPORTUNITY FUND              S&P MIDCAP*
FISCAL        CAPITAL       INCOME         TOTAL          TOTAL
YEAR          RETURN        RETURN        RETURN         RETURN
---------------------------------------------------------------------
1995          -3.2%          0.0%         -3.2%          -2.9%
1996          11.3           0.4          11.7           15.9
1997          -3.1           0.1          -3.0           33.2
1998           9.4           0.6          10.0            6.7
1999**        33.9           0.2          34.1           30.5
---------------------------------------------------------------------

*  S&P MidCap 400/BARRA Growth Index.
** Six months ended April 30, 1999.

See Financial Highlights table on page 14 for dividend and capital gains information since the fund's inception.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1999*
-----------------------------------------------------------------------------------------------------
                                                                        SINCE INCEPTION
                                     INCEPTION                ---------------------------------------
                                      DATE          1 YEAR    CAPITAL      INCOME       TOTAL
-----------------------------------------------------------------------------------------------------
Capital Opportunity Fund            8/14/1995      25.48%      10.54%      0.29%       10.83%
  Fee-Adjusted Returns**                           24.23       10.23       0.29        10.52
-----------------------------------------------------------------------------------------------------

* SEC rules require that we provide this average annual total return information through the latest calendar quarter.

** Reflective of the 1% fee that is assessed on redemptions of shares that are held in the fund for less than five years.

FUND PROFILE
CAPITAL OPPORTUNITY FUND

This Profile provides a snapshot of the fund's characteristics as of April 30, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------------
                        CAPITAL OPPORTUNITY              S&P 500
----------------------------------------------------------------
Number of Stocks                         74                  500
Median Market Cap                     $1.1B               $66.4B
Price/Earnings Ratio                  18.5x                29.0x
Price/Book Ratio                       2.7x                 5.1x
Yield                                  0.0%                 1.3%
Return on Equity                      18.2%                22.4%
Earnings Growth Rate                  12.8%                15.4%
Foreign Holdings                       0.4%                 1.5%
Turnover Rate                          16%*                   --
Expense Ratio                        0.94%*                   --
Cash Reserves                         12.9%                   --

*Annualized.


INVESTMENT FOCUS
--------------------------------
[GRAPH]

VOLATILITY MEASURES
---------------------------------------------------------
                 CAPITAL OPPORTUNITY              S&P 500
---------------------------------------------------------
R-Squared                       0.63                1.00
Beta                            1.23                1.00


TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
--------------------------------------------------------
Harmonic, Inc.                                      5.2%
FDX Corp.                                           3.5
Delta Air Lines, Inc.                               3.4
America West Holdings Corp. Class B                 3.2
Centocor, Inc.                                      3.0
Adobe Systems, Inc.                                 2.9
Research In Motion Ltd.                             2.9
Input/Output, Inc.                                  2.8
The SABRE Group Holdings, Inc.                      2.7
Motorola, Inc.                                      2.5
--------------------------------------------------------
Top Ten                                            32.1%


SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
----------------------------------------------------------------------------------------------
                                                APRIL 30, 1998                APRIL 30, 1999
                                             -------------------------------------------------
                                                   CAPITAL              CAPITAL
                                                  OPPORTUNITY          OPPORTUNITY     S&P 500
                                             -------------------------------------------------
Auto & Transportation                                11.4%                21.3%           2.7%
Consumer Discretionary                               12.5                  9.9           13.0
Consumer Staples                                      0.0                  0.0            7.9
Financial Services                                    6.6                  2.8           17.2
Health Care                                           3.5                  9.8           11.2
Integrated Oils                                       0.0                  0.0            5.7
Energy                                                4.1                  6.2            1.1
Materials & Processing                               17.6                  2.9            3.8
Producer Durables                                    12.9                 10.3            3.9
Technology                                           31.4                 35.4           16.8
Utilities                                             0.0                  1.4           11.3
Other                                                 0.0                  0.0            5.4
----------------------------------------------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 30%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

FINANCIAL STATEMENTS
APRIL 30, 1999 (UNAUDITED)

[PHOTO]

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

    At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

---------------------------------------------------------------------------
                                                                    MARKET
                                                                    VALUE*
CAPITAL OPPORTUNITY FUND                         SHARES               (000)
---------------------------------------------------------------------------
COMMON STOCKS (87.1%)
---------------------------------------------------------------------------
AUTO & TRANSPORTATION (18.5%)
- FDX Corp.                                     125,000             14,070
  Delta Air Lines, Inc.                         219,000             13,893
- America West Holdings Corp.
    Class B                                     620,000             12,942
- American Axle & Manufacturing
    Holdings, Inc.                              485,000              7,002
- Midwest Express Holdings, Inc.                195,000              6,094
- Atlantic Coast Airlines
    Holdings, Inc.                              180,000              5,557
- UAL Corp.                                      60,000              4,845
- Strattec Security Corp.                       160,000              4,510
- US Airways Group, Inc.                         41,000              2,232
  Comair Holdings, Inc.                         100,000              2,206
  Fleetwood Enterprises, Inc.                    60,000              1,481
                                                                -----------
                                                                    74,832
                                                                -----------
CONSUMER DISCRETIONARY (8.6%)
- Romac International, Inc.                     800,000              9,000
- The Dress Barn, Inc.                          318,000              4,651
- Nine West Group, Inc.                         135,000              3,847
- CNET, Inc.                                     25,000              3,212
- USA Networks, Inc.                             79,000              2,953
  Harcourt General, Inc.                         50,000              2,384
  Manpower Inc.                                 100,000              2,262
- PETsMART, Inc.                                200,000              1,862
  Houghton Mifflin Co.                           35,000              1,562
- TMP Worldwide, Inc.                            20,000              1,345
  Tiffany & Co.                                  15,000              1,260
  Dillard's Inc.                                  9,000                249
                                                                -----------
                                                                    34,587
                                                                -----------

ENERGY (5.4%)
- Input/Output, Inc.                          1,577,000             11,433
- Varco International, Inc.                     541,000              6,120
  Pogo Producing Co.                            220,000              4,221
                                                                -----------
                                                                    21,774
                                                                -----------
FINANCIAL SERVICES (2.5%)
  The CIT Group, Inc.                            76,700              2,493
  Zenith National Insurance Corp.               100,000              2,375
  W.R. Berkley Corp.                             80,000              2,200
  Ryder System, Inc.                             50,000              1,319
- First Republic Bank                            26,000                669
- E*TRADE Group, Inc.                             5,000                577
- Superior National Insurance
    Group, Inc.                                  18,500                342
                                                                -----------
                                                                     9,975
                                                                -----------
HEALTH CARE (8.6%)
- Centocor, Inc.                                271,500             12,048
- IDEC Pharmaceuticals Corp.                    130,700              6,633
- Biogen, Inc.                                   47,600              4,525
  Pharmacia & Upjohn, Inc.                       72,100              4,038
- Digene Corp.                                  320,000              3,760
- Boston Scientific Corp.                        50,000              2,128
- ICOS Corp.                                     30,000              1,193
  Mentor Corp.                                   12,200                177
- BioChem Pharma Inc.                             1,800                 37
                                                                -----------
                                                                    34,539
                                                                -----------

MATERIALS & PROCESSING (2.5%)
- Landec Corp.                                  930,000              3,517
  OM Group, Inc.                                 60,000              2,183
  Engelhard Corp.                               100,000              1,919
  Sigma-Aldrich Corp.                            50,000              1,625

---------------------------------------------------------------------------
                                                                    MARKET
                                                                    VALUE*
                                                 SHARES               (000)
---------------------------------------------------------------------------
  H.B. Fuller Co.                                12,000                818
  Chicago Bridge & Iron Co. NV                   16,800                204
                                                                -----------
                                                                    10,266
                                                                -----------
PRODUCER DURABLES (9.0%)
  Millipore Corp.                               320,000              9,820
  Tektronix, Inc.                               365,000              8,851
  Nortel Networks Corp                           91,800              6,260
- CUNO Inc.                                     190,000              3,479
- Farr Co.                                      250,000              2,250
  Lindsay Manufacturing Co.                     102,500              2,185
  Perkin-Elmer Corp.                             20,000              2,163
- Nokia Corp. A ADR                              16,000              1,187
                                                                -----------
                                                                    36,195
                                                                -----------
TECHNOLOGY (30.7%)
  COMMUNICATIONS TECHNOLOGY (14.5%)
- Harmonic, Inc.                                459,800             20,978
- Research In Motion Ltd.                       950,000             11,514
  Motorola, Inc.                                127,000             10,176
- Advanced Fibre
   Communications, Inc.                       1,330,000             10,141
- Ortel Corp.                                   710,000              4,793
- ADC Telecommunications, Inc.                   22,000              1,052

  COMPUTER SERVICES SOFTWARE & SYSTEMS (5.6%)
  Adobe Systems, Inc.                           185,000             11,724
- The SABRE Group Holdings, Inc.                205,000             10,686

  COMPUTER TECHNOLOGY (1.2%)
  Compaq Computer Corp.                         210,000              4,686

  ELECTRONICS--SEMICONDUCTORS/COMPONENTS (7.8%)
  Texas Instruments, Inc.                        73,000              7,455
- Micron Technology, Inc.                       197,500              7,332
- Maxim Integrated Products, Inc.               100,000              5,600
- Lattice Semiconductor Corp.                   121,000              4,946
- Powerwave Technologies, Inc.                  125,000              3,797
- LSI Logic Corp.                                63,000              2,142

  ELECTRONICS--TECHNOLOGY (1.6%)
- Coherent, Inc.                                440,000              6,545
                                                                -----------
                                                                   123,567
                                                                -----------
UTILITIES (1.3%)
- Clearnet Communications Inc.                  300,000              3,506
- Iridium World Communications
   Ltd.                                         110,000              1,492
                                                                -----------
                                                                     4,998
                                                                -----------
---------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $290,504)                                                  350,733
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                                                   FACE
                                                 AMOUNT
                                                  (000)
---------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (13.9%)
---------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  4.89%, 5/3/1999                               $51,142            $51,142
  4.91%, 5/3/1999--Note G                         4,828              4,828
---------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $55,970)                                                    55,970
---------------------------------------------------------------------------
TOTAL INVESTMENTS (101.0%)
  (COST $346,474)                                                  406,703
---------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.0%)
---------------------------------------------------------------------------
Other Assets--Note C                                                 4,604
Liabilities--Note G                                                 (8,479)
                                                                -----------
                                                                    (3,875)
---------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------
Applicable to 28,224,358 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                       $402,828
===========================================================================

NET ASSET VALUE PER SHARE                                           $14.27
===========================================================================

*See Note A in Notes to Financial Statements.
-Non-Income-Producing Security.
ADR--American Depositary Receipt.


-------------------------------------------------------------------------------
AT APRIL 30, 1999,  NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------------
                                                 AMOUNT                PER
                                                  (000)              SHARE
-------------------------------------------------------------------------------
 Paid in Capital                               $333,955             $11.83
 Overdistributed Net
   Investment Income                                (99)                --
 Accumulated Net Realized Gains                   8,743                .31
 Unrealized Appreciation--Note F                 60,229               2.13
-------------------------------------------------------------------------------
 NET ASSETS                                    $402,828             $14.27
===============================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

-----------------------------------------------------------------------------------------------
                                                                      CAPITAL OPPORTUNITY FUND
                                                               SIX MONTHS ENDED APRIL 30, 1999
                                                                                         (000)
-----------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends                                                                          $    404
   Interest                                                                                787
   Security Lending                                                                         44
                                                                                     ----------
     Total Income                                                                        1,235
                                                                                     ----------
EXPENSES
   Investment Advisory Fees--Note B                                                        623
   The Vanguard Group--Note C
     Management and Administrative                                                         576
     Marketing and Distribution                                                             18
   Custodian Fees                                                                            6
   Auditing Fees                                                                             4
   Shareholders' Reports                                                                     6
                                                                                     ----------
     Total Expenses                                                                      1,233
     Expenses Paid Indirectly--Note D                                                       (1)
                                                                                     ----------
     Net Expenses                                                                        1,232
-----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                        3
-----------------------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD                                          8,799
-----------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES               59,934
-----------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                   $68,736
===============================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

---------------------------------------------------------------------------------------
                                                           CAPITAL OPPORTUNITY FUND
                                                    -----------------------------------
                                                          SIX MONTHS               YEAR
                                                               ENDED              ENDED
                                                       APR. 30, 1999      OCT. 31, 1998
                                                               (000)              (000)
---------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                                  $       3          $     178
   Realized Net Gain                                          8,799             13,640
   Change in Unrealized Appreciation (Depreciation)          59,934             (7,135)
                                                          -----------------------------
     Net Increase in Net Assets Resulting from Operations    68,736              6,683
                                                          -----------------------------
DISTRIBUTIONS
   Net Investment Income                                       (219)              (279)
   Realized Capital Gain                                    (13,027)                --
                                                          -----------------------------
     Total Distributions                                    (13,246)              (279)
                                                          -----------------------------

CAPITAL SHARE TRANSACTIONS1
   Issued                                                   195,454            111,457
   Issued in Lieu of Cash Distributions                      12,639                264
   Redeemed                                                 (16,872)           (31,142)
                                                          -----------------------------
     Net Increase from Capital Share Transactions           191,221             80,579
---------------------------------------------------------------------------------------
   Total Increase                                           246,711             86,983
---------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                      156,117             69,134
                                                          -----------------------------
   End of Period                                           $402,828           $156,117
=======================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                    14,840              9,941
   Issued in Lieu of Cash Distributions                       1,081                 27
   Redeemed                                                  (1,304)            (2,959)
                                                          ---------          ----------
     Net Increase in Shares Outstanding                      14,617              7,009
=======================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-----------------------------------------------------------------------------------------------------------------------
                                                                            CAPITAL OPPORTUNITY FUND
                                                                         YEAR ENDED OCTOBER 31,            JUN. 30* TO
                                                      SIX MONTHS ENDED  -----------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD          APRIL 30, 1999     1998      1997        1996    OCT. 31, 1995
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $11.47   $10.48    $10.81      $ 9.71           $10.00
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                          .002     .021      .037         .01              .02
   Net Realized and Unrealized Gain (Loss) on Investments        3.708    1.014     (.360)       1.12             (.31)
                                                                 ------------------------------------------------------
     Total from Investment Operations                            3.710    1.035     (.323)       1.13             (.29)
                                                                 ------------------------------------------------------

DISTRIBUTIONS
   Dividends from Net Investment Income                          (.015)   (.045)    (.007)       (.03)              --
   Distributions from Realized Capital Gains                     (.895)      --        --          --               --
                                                                 ------------------------------------------------------
     Total Distributions                                         (.910)   (.045)    (.007)       (.03)              --
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $14.27   $11.47    $10.48      $10.81           $ 9.71
=======================================================================================================================

TOTAL RETURN**                                                   34.10%    9.95%    -2.99%      11.67%           -3.19%
=======================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                           $403     $156       $69        $115              $72
   Ratio of Total Expenses to Average Net Assets                0.94%+    0.94%     0.49%       0.50%           0.47%+
   Ratio of Net Investment Income to Average Net Assets         0.02%+    0.18%     0.27%       0.11%           1.29%+
   Portfolio Turnover Rate                                        16%+     103%      195%        128%             30%
=======================================================================================================================

* Subscription period for the fund was June 30, 1995, to August 13, 1995, during which time all assets were held in money market instruments. Performance measurement begins August 14, 1995.
** Total returns do not reflect the 1% fee that is assessed on redemptions of shares that are held in the fund for less than five years.

+Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Capital Opportunity Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

    1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

    2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

    3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

    4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

    5. OTHER: Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid in capital.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended April 30, 1999, the investment advisory fee represented an effective annual basic rate of 0.47% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its assets in capital contributions to Vanguard. At April 30, 1999, the fund had contributed capital of $56,000 to Vanguard (included in Other Assets), representing 0.01% of the fund's net assets and 0.1% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

D. The fund's custodian has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended April 30, 1999, custodian fee offset arrangements reduced expenses by $1,000.

E. During the period ended April 30, 1999, the fund purchased $167,770,000 of investment securities and sold $18,693,000 of investment securities, other than temporary cash investments.

F. At April 30, 1999, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $60,229,000, consisting of unrealized gains of $76,784,000 on securities that had risen in value since their purchase and $16,555,000 in unrealized losses on securities that had fallen in value since their purchase.

G. The market value of securities on loan to broker/dealers at April 30, 1999, was $4,949,000, for which the fund held cash collateral of $5,066,000. Cash collateral received is invested in repurchase agreements.

                                   VANGUARD
                                  MILESTONES

                                   [GRAPHIC]

                              The Vanguard Group is
                             named for HMS Vanguard,
                        Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                          John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                  description, it was absolutely irresistible."

                                   [GRAPHIC]

                          Walter L. Morgan, founder of
                          Wellington Fund, the nation's
                           oldest balanced mutual fund
                        and forerunner of today's family
                           of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                         a true investment pioneer, died
                         six weeks later on September 2.

                                   [GRAPHIC]

                                Wellington Fund,
                       The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                      70 years ago, on December 28, 1928.
                            The fund was named after
                            the Duke of Wellington,
                             whose forces defeated
                           Napoleon Bonaparte at the
                          Battle of Waterloo in 1815.




[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482


FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

Q1112-06/21/1999

(C) 1999 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

VANGUARD GLOBAL
ASSET ALLOCATION FUND

[PHOTO]

Semiannual
Report
April 30, 1999

[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE THAT TRADITION MATTERS

Our 8,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

Our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto--"Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, 1998, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2, 1998.

- The 70th anniversary, on December 28, 1998, of the incorporation of Vanguard Wellington Fund. It is the nation's oldest balanced mutual fund, and one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.

                                    [PHOTO]

                                    CONTENTS

                                  A MESSAGE TO
                                OUR SHAREHOLDERS
                                        1

                                 THE MARKETS IN
                                   PERSPECTIVE
                                        3

                                   REPORT FROM
                                   THE ADVISER
                                        5

                               PERFORMANCE SUMMARY
                                        7

                                  FUND PROFILE
                                        8

                              FINANCIAL STATEMENTS
                                       10

                        All comparative mutual fund data
                        are from Lipper or Morningstar,
                             unless otherwise noted.

FELLOW SHAREHOLDER,

[PHOTO]                  [PHOTO]
John J. Brennan          John C. Bogle
Chairman & CEO           Senior Chairman

During the first half of the 1999 fiscal year for Vanguard Global Asset Allocation Fund, U.S. stocks climbed higher, European equities posted solid results, and many Asian markets registered powerful gains. Meanwhile, bond prices diverged in world markets. In the United States, prices fell as rates rose, while in international markets bond prices rose in a declining interest rate environment.

       Our fund earned a total return of +11.0% for the six months ended April 30, 1999, a strong absolute performance for a half-year, but behind the gains of our comparative standards. The adjacent table compares the fund's six-month total return (capital change plus reinvested dividends) with those of the average global flexible fund and the Global Balanced Index, an unmanaged measure of stocks, bonds, and cash.

----------------------------------------------------------------
                                                 TOTAL RETURNS
                                                SIX MONTHS ENDED
                                                 APRIL 30, 1999
----------------------------------------------------------------
Vanguard Global Asset Allocation Fund                +11.0%
----------------------------------------------------------------
Average Global Flexible Fund                         +12.5%
----------------------------------------------------------------
Global Balanced Index*                               +13.2%
----------------------------------------------------------------

* Weighted 60% stock investments, 30% bond investments, and 10% U.S. cash investments; the stock and bond components are based on established local market indexes in each country.

       For your reference, the total return of the U.S. stock market (as measured by the Wilshire 5000 Equity Index) was 22.8% during the period, and the return of the international stock market, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index, was +15.4%. The Lehman Brothers Aggregate Bond Index, a proxy for the U.S. taxable bond market, had a scant return of 0.7%, reflecting higher interest rates.

       The fund's return is based on an increase in net asset value from $11.29 per share on October 31, 1998, to $11.34 per share on April 30, 1999, and is adjusted for a dividend of $0.62 per share paid from net investment income and a distribution of $0.485 per share paid from net realized capital gains.

THE PERIOD IN REVIEW

A remarkable economic environment in the United States--in which rapid growth in business activity and high employment coexisted with tame inflation--set the stage for the stock market's surge during the six months ended April 30. The overall market (as measured by the Wilshire 5000 Index) gained +22.8%.

       The strength of the U.S. economy's expansion worried bond investors, who are ever-vigilant for signs that inflation may accelerate. Interest rates, which move in the opposite direction from bond prices, rose moderately during the period, with the yield of the benchmark 30-year U.S. Treasury bond ending the half-year at 5.66%, 50 basis points higher than it started. In Europe, by contrast, interest rates moved lower as central banks eased monetary policy amid signs of an economic slowdown. As interest rates declined, of course, bond prices rose. Stock prices also benefited from lower interest rates in most European markets. The MSCI Europe Index returned a solid +10.9% for the half-year.

       Overall, international equity markets posted strong--and in some cases, exceptional--returns, although these were generally diminished for U.S. investors by the relative strength of the U.S. dollar against most other currencies. For example, the German market earned a six-month total return of +16.5% in local currency, but this was reduced to a return of +4.3% in U.S. dollars. Pacific markets rebounded smartly from last year's sharp slide. Japanese stocks earned +30.1% in local-currency terms (+27.1% in U.S. dollars), and several smaller Asian markets, notably South Korea and Malaysia, registered triple-digit returns in U.S. dollars.

PERFORMANCE OVERVIEW

Vanguard Global Asset Allocation Fund's six-month total return of +11.0% was excellent on an absolute basis but came up slightly short relative to the +12.5% return of the average global flexible fund and the +13.2% return of the unmanaged Global Balanced Index.

       Our competitive shortfall resulted primarily from our relatively light commitment to U.S. stocks, which surged during the half-year. The fund's investment adviser, Strategic Investment Management, now allocates about 3% of its assets to the U.S. stock market. The adviser's investment model, which is designed to identify relative bargains among asset classes and geographic regions, underweights markets where high expectations are already reflected in stock prices. This strategy has precluded a heavy investment in the high-flying U.S. stock market over the past six months, and, indeed, over the past several years. The fund's relatively high stake in U.S. Treasury bonds, which declined in value as interest rates rose, was also a detriment.

       Overall, our defensive stance hindered our performance relative to our index and our average peer. As of April 30, the Global Asset Allocation Fund held just 37% of its assets in stocks (down from about 50% when the six-month period began), 27% in bonds, and 36% in cash investments. By way of comparison, the index comprises 60% stocks, 30% bonds, and 10% cash reserves, with about a 40% weighting in the U.S. stock market. Our average peer holds a stock position of about 55%, including about 25% in the United States.

       No six-month period, however good or bad the investment results, should be considered indicative of our long-term performance. While absolute returns cannot be controlled, we believe that because of its low costs and sound investment approach, the Global Asset Allocation Fund will provide long-term investment results that on a relative basis are more than fully competitive with similar mutual funds.

IN SUMMARY

The recent strong performance of many international markets--some of which have struggled mightily over the past several years--provides a valuable reminder about the benefits of diversification. A wise investor should never expect a market leader to remain on its perch indefinitely, nor a market follower to forever lag. A balanced investment program of stock funds, bond funds, and money market funds that includes investments from around the world ensures exposure to different parts of the financial markets during good times and bad. With such a plan in place, the investor's task is to stick with it through the inevitable cycles of the financial markets.

/s/ JOHN C. BOGLE                            /s/ JOHN J. BRENNAN

John C. Bogle                                John J. Brennan
Senior Chairman                              Chairman and
                                             Chief Executive Officer

May 25, 1999

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED APRIL 30, 1999

[PHOTO]

Global stock markets chalked up solid gains during the six months ended April 30, 1999, aided by the efforts of central banks around the world to ease monetary policy and lower short-term interest rates.

       The remarkably strong U.S. economy helped out by playing locomotive for the world's economies, soaking up record volumes of imported goods. Indeed, the United States was the only major nation whose policymakers and bondholders had to ponder whether growth was too rapid. Concern about a potential surge in inflation was one reason that interest rates rose modestly and bond prices generally slipped in the United States.

U.S. STOCK MARKETS

Stock prices soared during the half-year, reflecting both the domestic economy's strength and the investing public's confidence in future growth of the economy and corporate profits. The overall market, as measured by the Wilshire 5000 Equity Index, rose 22.8% during the six months ended April 30, while the S&P 500 Index, a proxy for large-capitalization stocks, gained 22.3%.

-----------------------------------------------------------------------------
                                                     TOTAL RETURNS
                                              PERIODS ENDED APRIL 30, 1999
                                          -----------------------------------
                                          6 MONTHS      1 YEAR       5 YEARS*
-----------------------------------------------------------------------------
STOCKS
   S&P 500 Index                             22.3%        21.8%       26.9%
   Russell 2000 Index                        15.2         -9.3        13.0
   Wilshire 5000 Index                       22.8         17.0        24.5
   MSCI EAFE Index                           15.4          9.8         9.0
-----------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index                0.7%         6.3%        8.0%
   Lehman 10-Year Municipal Bond Index        1.5          7.1         7.5
   Salomon Smith Barney 3-Month
      U.S. Treasury Bill Index                2.2          4.8         5.2
-----------------------------------------------------------------------------
OTHER
   Consumer Price Index                       1.3%         2.3%        2.4%
-----------------------------------------------------------------------------

*Annualized.

       The midsummer shock of 1998--when the overall stock market fell by more than 20%--seemed to be quickly forgotten by investors. Most apparently overlooked the fact that corporate earnings were flat to slightly lower, focusing instead on the potential for future earnings. Investors' confidence was bolstered by the market's quick rebound from its summer stumble and by a general easing of monetary policy by the world's central banks. The Federal Reserve Board made three separate quarter-percentage-point reductions in short-term interest rates during autumn 1998. Central banks in Europe, Asia, and Latin America also cut rates. These actions lessened fears that the major economies would be dragged down by the lingering effects of the economic crisis that struck emerging markets beginning in mid-1997.

       U.S. consumers demonstrated their confidence in economic conditions by spending freely, boosting sales of cars, houses, and goods in stores. And why shouldn't they have been happy? U.S. gross domestic product grew by an annual rate of 4.1% in the first three months of 1999, and the nation's unemployment rate closed the period at 4.3%.

       Improved prospects for global growth were a key factor in the continuing advance of technology stocks (up nearly 42% for the six months) and the resurgence of some value-stock sectors, such as materials & processing (up 27%) and energy (integrated oil companies rose 22%; "other energy" stocks gained 23%). Retailers and other companies in the consumer-discretionary sector gained 34%, reflecting the strength of consumer spending. Not all consumer-related stocks benefited, however. Consumer-staples companies, locked in tough price competition and still feeling the effects of falling profits from overseas operations, were the worst-performing group in the half-year, down 3%.

U.S. BOND MARKETS

For bond investors, the powerful economic expansion evident during the November-April period was too much of a good thing. Economists confessed to puzzlement that the expansion was not triggering an acceleration in wages or consumer prices. But with oil prices rising, U.S. economic growth expanding at a 4.1% annual pace, and unemployment at 4.3% of the labor force, the lowest point since February 1970, bond market participants figured that inflation was bound to accelerate eventually. (This view gained credence shortly after the period's end, when the Consumer Price Index was reported to have risen 0.7% in April, the biggest monthly increase in eight years.)

       Despite the Fed's actions to cut short-term interest rates, yields on U.S. Treasury issues increased over the six months by one-half to three-quarters of a percentage point. The yield of the 30-year Treasury bond rose 50 basis points, to 5.66% on April 30 from 5.16% six months earlier. The yield of the 10-year Treasury rose to 5.35% from 4.61%. Very short-term rates didn't rise as far: Yields on 3-month T-bills rose 22 basis points to 4.54% on April 30. Bond prices, which move in the opposite direction from interest rates, fell. The Lehman Brothers Aggregate Bond Index, a benchmark for investment-grade taxable bonds, earned just 0.7%, as falling prices offset most of the index's 3.0% interest income for the six-month period.

       Municipal bonds suffered only slight price declines and outperformed Treasury securities--a turnaround from the previous six months, when Treasuries were bid up by investors seeking a safe haven during the summer 1998 market turmoil.

       Not all bond prices fell during the half-year. For high-yield issues, the strong economy was a tonic. These bonds had suffered considerably during the market turmoil of summer 1998, as investors feared a global economic downturn would result in higher defaults by weaker companies. But when economic growth turned out to be stronger than expected, high-yield bond prices rebounded, augmenting the bonds' interest income. The Lehman High Yield Index returned 8.3% during the half-year.

INTERNATIONAL STOCK MARKETS

Overseas stock markets posted gains during the period, despite lingering economic weakness in Asia and sluggish growth in most of Europe's developed economies. Crises in some key developing markets, including those of Brazil and Russia, appeared to be easing as the semiannual period drew to a close. Overall, the developed markets outside the United States gained 15.4% in U.S.-dollar terms, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. Stocks in Europe and Asia were boosted by mergers and takeover activity and by signs that corporations were focusing more intently on increasing shareholder value.

       The biggest gains were in the Pacific region and in emerging markets, the bourses that had suffered the biggest declines during 1997 and 1998. The Pacific region gained 27.4%, despite a continuing recession in Japan, while the MSCI Select Emerging Markets Free Index rose 30.8%. European stocks were up nearly 20% in local currencies, but these gains were cut to 10.9% for U.S. investors because of the dollar's gains against the euro, a common currency adopted by 11 nations, and other European currencies.

REPORT FROM THE ADVISER

[PHOTO]

During the fiscal half-year ended April 30, 1999, Vanguard Global Asset Allocation Fund earned 11.0%. While this return was well above our long-term expectations for a global balanced portfolio in a normal market environment, it trailed those of our comparative standards: We were 1.5 percentage points behind the average global flexible mutual fund and 2.2 points behind our index benchmark, a global balanced index weighted 60% in stocks, 30% in bonds, and 10% in cash reserves. The shortfalls relative to our peers and the index resulted from our significant underweighting of U.S. stocks during a continuing sharp market uptrend. Our strong absolute returns stemmed from a robust global equity environment.

       Our disciplined investment process--in which portfolio allocations result from calculations of the expected risk-adjusted returns offered by each asset class in comparison with the others--produces a value-oriented approach. Relative to the Global Balanced Index, we underweight asset groups with the most optimistic expectations built into their prices (e.g., U.S. equities at present) and overweight those whose prices reflect lower expectations (e.g., German and Japanese stocks and cash reserves). This approach provides good relative returns in spurts when fundamentals shift toward long-term equilibrium, as happened in August 1998. Returns can be disappointing, however, when trends extend well beyond historical norms--an ongoing theme in the United States as the equity mania has unfolded. While the fund has delivered attractive absolute returns, these have been disappointing relative to comparative standards during the most manic portions of the recent bull market. However, the fund has taken considerably less risk than its benchmark or peers, and our returns have therefore been less volatile.

       Within the last six months, our overall asset allocation has shifted from roughly neutral compared with the index in December to substantially underweighted in stocks as of April 30. At the same time, the proportion of our equity holdings allotted to the U.S. market--already below the index weighting--decreased significantly. With this shift away from U.S. stocks, the fund is proportionately overweighted in cash reserves. We are also modestly overweighted in non-U.S. stocks, especially those of Germany and Japan. The fund's exposure to bonds, particularly from non-U.S. markets, is low because depressed yields have reduced our expectations for further gains in bond prices.

       Valuation extremes in the U.S. stock market (especially among the largest 50 stocks) have resulted in an apparent paradox: Long-term investors should limit their exposure to U.S. stocks, while short-term investors might reasonably be more fully invested (leaving tax considerations aside). We have calculated the sources of real (inflation-adjusted) returns for investors buying and holding the Standard & Poor's Industrials over various time periods and two possible scenarios for the next 20 years. Returns from stocks consist of dividend yield, growth in earnings and dividends, and changes (up or down) in the price multiples investors are willing to pay per $1 of earnings or dividends.

       We believe that unless there has been a dramatic--essentially permanent--rise in the long-term earnings-growth potential of U.S. corporations, virtually any long-term return premium for holding stocks instead of fixed-income alternatives will have to come from a continuing steep climb in valuations (i.e., price/earnings ratios). This view is based on our forecasts of real (inflation-adjusted) returns provided by the Standard & Poor's Industrials over various time periods. By our estimate, for stocks to provide a 10% annual return for the next 20 years--assuming that inflation and corporate earnings growth remain at their historical averages--the market P/E ratio would have to rise to 78. This is theoretically possible, but is far beyond what has occurred in any stock market at any time. If, on the other hand, valuations do not change (that is, the market P/E stays at 34), then stocks, under the same assumptions, will produce inflation-adjusted returns of 3.8% annually, slightly below returns now available on inflation-indexed U.S. Treasury bonds.

       The upshot is that long-term investors, unless they believe in a permanent dramatic change in market risk preferences combined with an ongoing acceleration in corporate profit growth, should limit their holdings of U.S. stocks. Short-term investors, however, might take the opposite course, either because they believe that they can reap abnormal short-term returns and then get out before valuations fall, or because they are constitutionally incapable of watching their portfolios underperform the market even temporarily.

       Through our methodology, we attempt to outpace our global balanced benchmark by changing the fund's asset allocation to exploit world market volatility, as we did in the August 1998-January 1999 period. However, we make these allocation shifts on the basis of relatively long-term forecasts derived from a fundamental view of market returns. We focus on long-term forecasts because we believe that no one can reliably predict short-term market movements. We have confidence that the longer-term determinants of market returns are quite reliable and that our approach, which today yields a defensive posture toward the "megacap"-dominated U.S. stock market, will reward our shareholders. However, we are aware that investors' current appetite for speculation could temporarily reverse or delay a move toward more normal long-term valuations.

Michael A. Duffy, Managing Director
Strategic Investment Management

May 12, 1999

INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be obtained by using quantitative models to take advantage of mispricings in the stock, bond, and cash markets of major industrialized countries by investing in the asset classes that offer the highest returns relative to risk. The fund may invest in stocks, bonds, or money market securities in the markets of several nations, including the United States, Japan, Germany, France, the United Kingdom, and Australia.

PERFORMANCE SUMMARY
GLOBAL ASSET ALLOCATION FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: AUGUST 14, 1995-APRIL 30, 1999
--------------------------------------------------------------------------------
                       GLOBAL ASSET ALLOCATION FUND                GLOBAL INDEX*
FISCAL            CAPITAL          INCOME          TOTAL              TOTAL
YEAR              RETURN           RETURN          RETURN             RETURN
--------------------------------------------------------------------------------
1995              2.4%              0.0%             2.4%               2.8%
1996             10.2               2.1             12.3               15.6
1997              4.1               5.6              9.7               16.9
1998              4.3%              7.3%            11.6%              14.9%
1999**            5.1               5.9             11.0               13.2
--------------------------------------------------------------------------------

*  Global Balanced Index.

** Six months ended April 30, 1999.

See Financial Highlights table on page 17 for dividend and capital gains information since the fund's inception.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1999*
-------------------------------------------------------------------------------------------------
                                                                           Since Inception
                                     INCEPTION                    -------------------------------
                                       DATE          1 YEAR       CAPITAL      INCOME       TOTAL
-------------------------------------------------------------------------------------------------
Global Asset Allocation Fund         8/14/1995       10.71%         6.35%       5.80%      12.15%
  Fee-Adjusted Returns**                              9.60          6.05        5.79       11.84
-------------------------------------------------------------------------------------------------

* SEC rules require that we provide this average annual total return information through the latest calendar quarter.

** Reflective of the 1% fee that is assessed on redemptions of shares that are held in the fund for less than five years.

FUND PROFILE
GLOBAL ASSET ALLOCATION FUND

This Profile provides a snapshot of the fund's characteristics as of April 30, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------
                                              GLOBAL ASSET
                                                ALLOCATION
----------------------------------------------------------
Turnover Rate                                        237%*
Expense Ratio                                       0.57%*
Cash Reserves                                        36.6%

*Annualized.

FUND ASSET ALLOCATION
----------------------------
STOCKS                   37%
CASH RESERVES            36%
BONDS                    27%

VOLATILITY MEASURES
----------------------------------------------------------
                              GLOBAL ASSET
                                ALLOCATION       MSCI EAFE
----------------------------------------------------------
R-Squared                             0.80            1.00
Beta                                  0.35            1.00

FUND ALLOCATION BY REGION
----------------------------
NORTH AMERICA            45%
EUROPE                   35%
PACIFIC                  15%
EMERGING MARKETS          5%

COUNTRY DIVERSIFICATION (% OF TOTAL NET ASSETS)
-------------------------------------------------------
                       STOCKS         BONDS        CASH
-------------------------------------------------------
Australia                0.7%          0.6%        0.0%
Canada                   1.2           0.7         0.0
France                   2.4           1.0         0.0
Germany                  7.1           0.7         0.0
Hong Kong                0.9           0.0         0.0
India                    0.4           0.0         0.0
Japan                    7.3           0.0         0.0
Latin America            1.2           0.0         0.0
Mexico                   0.3           0.0         0.0
South Korea              0.8           0.0         0.0
Spain                    1.1           0.0         0.0
Thailand                 0.3           0.0         0.0
United Kingdom          10.0           0.0         0.0
United States            2.9          23.7        36.6
Venezuela                0.1           0.0         0.0
-------------------------------------------------------
Total                   36.7%         26.7%       36.6%

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock and bond investment.

COUNTRY DIVERSIFICATION. The percentages of a fund's net assets invested in securities of various countries.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FUND ALLOCATION BY REGION. An indicator of diversification, this chart shows the geographic distribution of a fund's holdings.

FUND ASSET ALLOCATION. This chart shows the proportions of a fund's holdings allocated to different types of assets.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

FINANCIAL STATEMENTS
APRIL 30, 1999 (UNAUDITED)

[PHOTO]

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The fund also holds significant investments in futures contracts, which are listed in a table at the end of the Statement. Securities are grouped and subtotaled by asset type (bonds, equity securities, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

       At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                             MATURITY                 AMOUNT       VALUE*
GLOBAL ASSET ALLOCATION FUND                               COUPON                DATE                  (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
BONDS (26.7%)
-------------------------------------------------------------------------------------------------------------------------
AUSTRALIA (0.6%)
Queensland Treasury Global Note                             8.00%           8/14/2001         AUD        800      $   563
                                                                                                             ------------

CANADA (0.7%)
Canada Government Bond                                      7.00%           12/1/2006         CAD        800          612
                                                                                                             ------------
FRANCE (1.0%)
France O.A.T.                                               5.50%           4/25/2029         FRF        762          882
                                                                                                             ------------

GERMANY (0.7%)
Deutschland Rep. Bond                                      5.625%            1/4/2028         DEM        511          603
                                                                                                             ------------
UNITED STATES (23.7%)
Citicorp                                                    5.04%           2/15/2000 (4)             $3,500        3,500
Federal National Mortgage Assn. Global Bond                6.875%            6/7/2002                  1,500        2,507
U.S. Treasury Bond                                          5.25%          11/15/2028                    500          462
U.S. Treasury Bond                                         7.125%           2/15/2023                  2,000        2,300
U.S. Treasury Bond                                          8.75%           5/15/2017                  2,500        3,279
U.S. Treasury Inflation Indexed Note                       3.625%           7/15/2002                  2,054        2,047
U.S. Treasury Inflation Indexed Note                       3.875%           1/15/2009                  3,009        3,005
U.S. Treasury Note                                          4.75%           2/15/2004                  3,000        2,940
U.S. Treasury Note                                          4.75%          11/15/2008                  1,000          954
                                                                                                             ------------
                                                                                                                   20,994
                                                                                                             ------------
-------------------------------------------------------------------------------------------------------------------------
TOTAL BONDS
   (COST $23,799)                                                                                                  23,654
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                                                   MARKET
                                                                                                                   VALUE*
                                                                                                      SHARES        (000)
-------------------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES (11.3%)(1)
-------------------------------------------------------------------------------------------------------------------------
GERMANY (6.2%)
   New Germany Fund                                                                                  92,137   $    1,106
   Allianz AG                                                                                         1,460          459
-  DaimlerChrysler AG                                                                                 3,481          344
   Mannesmann AG                                                                                      2,323          304
   Siemens AG                                                                                         3,494          258
   SAP AG Pfd.                                                                                          628          237
   Deutsche Telekom AG                                                                                5,966          235
-  Deutsche Bank AG                                                                                   3,195          185
   Bayer AG                                                                                           4,358          182
   Volkswagen AG                                                                                      2,531          178
   Hoechst AG                                                                                         3,508          166
   Veba AG                                                                                            3,000          165
   BASF AG                                                                                            3,742          165
   RWE AG                                                                                             3,382          154
   Bayerische Hypo-und Vereinsbank AG                                                                 2,349          151
   Dresdner Bank AG                                                                                   3,262          139
   Metro AG                                                                                           1,651          117
   Bayerische Motoren Werke AG                                                                          154          110
-  Muenchener Rueckversicherungs-Gesellschaft AG                                                        533          106
   Muenchener Rueckversicherungs-Gesellschaft AG (Registered)                                           533          105
   Commerzbank AG                                                                                     2,872           93
   Viag AG                                                                                              159           80
   Henkel KGaA                                                                                          871           69
   Preussag AG                                                                                        1,050           55
   Deutsche Lufthansa AG                                                                              2,277           53
   Schering AG                                                                                          408           47
-  Thyssen Krupp AG                                                                                   2,050           45
   Linde AG                                                                                              50           31
   Man AG                                                                                               920           29
   Adidas-Salomon AG                                                                                    271           27
-  Degussa-Huels AG                                                                                     549           24
   Karstadt AG                                                                                           50           22
   Deutsche Bank AG-New                                                                                 355           20
                                                                                                             ------------
                                                                                                                   5,461
                                                                                                             ------------
INDIA (0.4%)
   The India Fund                                                                                    24,000          201
   Jardine Fleming India                                                                             24,000          150
                                                                                                             ------------
                                                                                                                     351
                                                                                                             ------------

JAPAN (0.8%)
   Nikkei 300 Investment Trust Units                                                                324,000          730
                                                                                                             ------------

LATIN AMERICA (1.2%)
   Templeton Latin America Investment Trust PLC                                                     725,000        1,021
                                                                                                             ------------

MEXICO (0.3%)
   The Mexico Fund                                                                                   17,015          299
                                                                                                             ------------

SOUTH KOREA (0.8%)
   Korea Asia Fund Ltd.                                                                                 550          715
                                                                                                             ------------

THAILAND (0.3%)
-  Thai Prime Fund Ltd.                                                                              47,000          251
                                                                                                             ------------

UNITED STATES (1.2%)
   Standard & Poor's Depositary Receipts                                                              8,000        1,068
                                                                                                             ------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   MARKET
                                                                                                                   VALUE*
GLOBAL ASSET ALLOCATION FUND                                                                          SHARES        (000)
--------------------------------------------------------------------------------------------------------------------------
VENEZUELA (0.1%)
   Compania Anonima Nacional Telefonos de Venezuela ADR                                                1,900      $    52
                                                                                                             -------------
--------------------------------------------------------------------------------------------------------------------------
TOTAL EQUITY SECURITIES
   (COST $9,677)                                                                                                    9,948
--------------------------------------------------------------------------------------------------------------------------

                                                                                                      FACE
                                                                                   MATURITY         AMOUNT
                                                                    YIELD**            DATE          (000)
--------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (65.1%)(2)
--------------------------------------------------------------------------------------------------------------------------
BANK NOTE (11.3%)
SMM Trust Notes 1998-A                                                5.32%      12/15/1999 (4)    $10,000         10,000
                                                                                                             -------------
COMMERCIAL PAPER (6.8%)
Corporate Receivables Corp.                                          4.896%       5/26/1999          3,029          3,020
General Electric Capital Corp.                                        4.83%       6/10/1999          3,000          2,985
                                                                                                             -------------
                                                                                                                    6,005
                                                                                                             -------------

EURODOLLAR CERTIFICATES OF DEPOSIT (6.8%)
ING Bank                                                              4.91%        7/1/1999          3,000          3,000
Landesbank                                                            4.91%       6/30/1999          3,000          3,000
                                                                                                             -------------
                                                                                                                    6,000
                                                                                                             -------------

REPURCHASE AGREEMENTS (26.0%)
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account                                           4.89%        5/3/1999         19,001         19,001
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account--Note F                                   4.91%        5/3/1999          4,079          4,079
                                                                                                             -------------
                                                                                                                   23,080
                                                                                                             -------------

U.S. GOVERNMENT OBLIGATIONS (7.7%)
U.S. Treasury Bill                                                    4.60%      11/12/1999          3,000          2,928
U.S. Treasury Bill                                                    4.73%        3/2/2000 (3)      4,000          3,848
                                                                                                             -------------
                                                                                                                    6,776
                                                                                                             -------------

YANKEE CERTIFICATES OF DEPOSIT (6.5%)
Bank Nova Scotia                                                     6.256%        7/9/1999 (4)      2,750          2,756
Barclays Bank PLC                                                    4.802%        6/2/1999 (4)      3,000          3,000
                                                                                                             -------------
                                                                                                                    5,756
                                                                                                             -------------
--------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $57,614)                                                                                                  57,617
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (103.1%)
   (COST $91,090)                                                                                                  91,219
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-3.1%)(2)
--------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                                1,733
Security Lending Collateral Payable to Brokers--Note F                                                             (4,079)
Other Liabilities                                                                                                    (357)
                                                                                                             -------------
                                                                                                                   (2,703)
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------
Applicable to 7,804,392 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                      $88,516
==========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $11.34
==========================================================================================================================

-------------------------------------------------------------------------------------------------------------------------
                                                                                               MARKET
                                                                                                VALUE          UNREALIZED
                                                                               CONTRACTS         LONG        APPRECIATION
                                                                                    LONG        (000)               (000)
-------------------------------------------------------------------------------------------------------------------------
OPEN FUTURES CONTRACTS AT APRIL 30, 1999:
-------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUTURES CONTRACTS(1)
-------------------------------------------------------------------------------------------------------------------------
AUSTRALIA
   All Ordinaries Index (exp. 6/1999)                                                 12      $   615              $   24
                                                                                                             ------------

CANADA
   TSE 35 (exp. 6/1999)                                                                8        1,085                  64
                                                                                                             ------------

FRANCE
   CAC 40 (exp. 5/1999-6/1999)                                                        47        2,187                 119
                                                                                                             ------------

GERMANY
   DAX 30 (exp. 6/1999)                                                                6          856                  92
                                                                                                             ------------

HONG KONG
   Hang Seng (exp. 5/1999)                                                             9          777                   4
                                                                                                             ------------

JAPAN
   Nikkei 300 (exp. 6/1999)                                                          256        5,707                 894
                                                                                                             ------------

SPAIN
   IBEX 35 (exp. 5/1999)                                                               9          948                   2
                                                                                                             ------------

UNITED KINGDOM
   FTSE 100 (exp. 6/1999)                                                             84        8,878                 229
                                                                                                             ------------

UNITED STATES
   Russell 2000 (exp. 6/1999)                                                          7        1,516                 110
                                                                                                             ------------
-------------------------------------------------------------------------------------------------------------------------
TOTAL EQUITY INDEX FUTURES CONTRACTS                                                          $22,569              $1,538
-------------------------------------------------------------------------------------------------------------------------

*  See Note A in Notes to Financial Statements.

** Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.

-  Non-Income-Producing Security.

(1)The combined market value of equity securities and equity index futures contracts represents 36.7% of net assets, distributed by country as follows:

Australia           0.7%
Canada              1.2
France              2.4
Germany             7.1
Hong Kong           0.9
India               0.4
Japan               7.3
Latin America       1.2
Mexico              0.3
South Korea         0.8
Spain               1.1
Thailand            0.3
United Kingdom     10.0
United States       2.9
Venezuela           0.1

(2)The effective cash position represents 36.6% of net assets. Cash reserves above this level are invested in equity markets through the use of futures contracts.

(3)Security segregated as initial margin for open futures contracts.

(4)Adjustable Rate Security.

ADR--American Depositary Receipt.

AUD--Australian dollar.

CAD--Canadian dollar.

DEM--German deutsche mark.

FRF--French franc.

------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT         PER
Global Asset Allocation Fund                                                                           (000)       SHARE
------------------------------------------------------------------------------------------------------------------------
AT APRIL 30, 1999, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                      $80,646      $10.33
Undistributed Net Investment Income--Note D                                                              852         .11
Accumulated Net Realized Gains--Note D                                                                 5,184         .66
Unrealized Appreciation--Note E
  Investment Securities                                                                                  129         .02
  Futures Contracts                                                                                    1,538         .20
  Forward Currency Contracts                                                                             167         .02
------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                           $88,516      $11.34
========================================================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period--these amounts include the effect of foreign currency movements on the value of the fund's securities. Currency gains (losses) on the translation of other assets and liabilities, combined with the results of any investments in forward currency contracts during the period, are shown separately. If the fund invested in futures contracts during the period, the results of these investments are also shown separately.

-------------------------------------------------------------------------------------------------------------------------
                                                                                            GLOBAL ASSET ALLOCATION FUND
                                                                                         SIX MONTHS ENDED APRIL 30, 1999
                                                                                                                   (000)
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends*                                                                                                    $  114
    Interest                                                                                                       1,866
    Security Lending                                                                                                  15
                                                                                                              -----------
        Total Income                                                                                               1,995
                                                                                                              -----------
EXPENSES
    Investment Advisory Fees--Note B
        Basic Fee                                                                                                    168
        Performance Adjustment                                                                                      (120)
    The Vanguard Group--Note C
        Management and Administrative                                                                                162
        Marketing and Distribution                                                                                     7
    Custodian Fees                                                                                                    15
    Auditing Fees                                                                                                      4
    Shareholders' Reports                                                                                              3
                                                                                                              -----------
        Total Expenses                                                                                               239
-------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                              1,756
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN
    Investment Securities Sold                                                                                     1,575
    Futures Contracts                                                                                              4,082
    Foreign Currencies and Forward Currency Contracts                                                                419
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN                                                                                                  6,076
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                                                           (154)
    Futures Contracts                                                                                              1,171
    Foreign Currencies and Forward Currency Contracts                                                               (192)
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                                                     825
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                              $8,657
=========================================================================================================================

*Dividends are net of foreign withholding taxes of $9,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-------------------------------------------------------------------------------------------------------------------------
                                                                                         GLOBAL ASSET ALLOCATION FUND
                                                                                       ----------------------------------
                                                                                          SIX MONTHS                YEAR
                                                                                               ENDED               ENDED
                                                                                       APR. 30, 1999       OCT. 31, 1998
                                                                                               (000)               (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                                                    $ 1,756             $ 4,300
    Realized Net Gain                                                                          6,076               3,232
    Change in Unrealized Appreciation (Depreciation)                                             825               1,498
                                                                                       ----------------------------------
        Net Increase in Net Assets Resulting from Operations                                   8,657               9,030
                                                                                       ----------------------------------
DISTRIBUTIONS
    Net Investment Income                                                                     (4,829)             (5,283)
    Realized Capital Gain                                                                     (3,777)             (3,803)
                                                                                       ----------------------------------
        Total Distributions                                                                   (8,606)             (9,086)
                                                                                       ----------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                                                    14,182              13,130
    Issued in Lieu of Cash Distributions                                                       7,515               7,638
    Redeemed                                                                                 (19,020)            (16,008)
                                                                                       ----------------------------------
        Net Increase from Capital Share Transactions                                           2,677               4,760
-------------------------------------------------------------------------------------------------------------------------
    Total Increase                                                                             2,728               4,704
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                                                       85,788              81,084
                                                                                       ----------------------------------
    End of Period                                                                            $88,516             $85,788
=========================================================================================================================
(1)Shares Issued (Redeemed)
    Issued                                                                                     1,288               1,206
    Issued in Lieu of Cash Distributions                                                         714                 743
    Redeemed                                                                                  (1,794)             (1,470)
                                                                                       ----------------------------------
        Net Increase in Shares Outstanding                                                       208                 479
=========================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

----------------------------------------------------------------------------------------------------------------------------
                                                                           GLOBAL ASSET ALLOCATION FUND
                                                                              YEAR ENDED OCTOBER 31,
                                                 SIX MONTHS ENDED        --------------------------------       JUN. 30* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD     APRIL 30, 1999          1998         1997         1996     OCT. 31, 1995
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $11.29        $11.39       $11.29       $10.27            $10.00
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                    .210           .58          .62          .50               .11
    Net Realized and Unrealized Gain (Loss)
         on Investments                                      .945           .61          .40          .75               .16
                                                 ---------------------------------------------------------------------------
        Total from Investment Operations                    1.155          1.19         1.02         1.25               .27
                                                 ---------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                    (.620)         (.75)        (.58)        (.20)               --
    Distributions from Realized Capital Gains               (.485)         (.54)        (.34)        (.03)               --
                                                 ---------------------------------------------------------------------------
        Total Distributions                                (1.105)        (1.29)        (.92)        (.23)               --
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $11.34        $11.29       $11.39       $11.29            $10.27
============================================================================================================================

TOTAL RETURN**                                             10.99%        11.56%        9.69%       12.34%             2.39%
============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                      $89           $86          $81          $76               $45
    Ratio of Total Expenses to
        Average Net Assets                                 0.57%+         0.54%        0.54%        0.79%            0.52%+
    Ratio of Net Investment Income to
        Average Net Assets                                 4.18%+         5.12%        5.46%        5.18%            5.42%+
    Portfolio Turnover Rate                                 237%+          182%         162%         191%               17%
============================================================================================================================

* Subscription period for the fund was June 30, 1995, to August 13, 1995, during which time all assets were held in money market instruments. Performance measurement begins August 14, 1995.

** Total returns do not reflect the 1% fee that is assessed on redemptions of shares that are held in the fund for less than five years.

+  Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Global Asset Allocation Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations. The fund also invests in debt instruments of foreign governments; the issuers' abilities to meet these obligations may be affected by economic and political developments in their respective countries.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

       1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

       2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

       Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

       3. FUTURES AND FORWARD CURRENCY CONTRACTS: The fund may invest up to 50% of its net assets in U.S. and foreign equity index futures contracts. The fund may invest in futures contracts instead of the underlying stocks to achieve exposure to the entire index of stocks in a selected country while minimizing transaction costs. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indexes and the prices of futures contracts, and the possibility of an illiquid market.

       The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The fund's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

       Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

       4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

       5. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

       6. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

       7. OTHER: Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Fees assessed on redemptions of capital shares are credited to paid in capital.

B. Strategic Investment Management provides investment advisory services to the Global Asset Allocation Fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to a combined theoretical index composed of global stock market indexes, the Salomon Brothers World Government Bond Index, and an average U.S. commercial paper yield. For the six months ended April 30, 1999, the investment advisory fee represented an effective annual basic rate of 0.40% of the fund's average net assets before a decrease of $120,000 (0.28%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its assets in capital contributions to Vanguard. At April 30, 1999, the fund had contributed capital of $14,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.02% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

D. During the six months ended April 30, 1999, the fund purchased $16,352,000 of investment securities and sold $14,669,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $31,561,000 and $24,091,000, respectively.

       During the six months ended April 30, 1999, the fund realized net foreign currency losses of $1,000 which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income. The fund also reclassified, in the same way, $116,000 of realized gains on the sale of foreign bonds that are treated as foreign currency gains for tax purposes.

       Certain of the fund's investments are in securities considered to be "passive foreign investment companies," for which any unrealized appreciation and/or realized gains are required to be included in distributable net investment income for tax purposes. The fund's distributions to shareholders from passive foreign investment company income during the six months ended April 30, 1999, were $2,000; the cumulative totals of distributions related to passive foreign investment company holdings at April 30, 1999, were $62,000.

E. At April 30, 1999, net unrealized appreciation of investment securities for federal income tax purposes was $67,000, consisting of unrealized gains of $1,132,000 on securities that had risen in value since their purchase and $1,065,000 in unrealized losses on securities that had fallen in value since their purchase.

       At April 30, 1999, the fund had open forward currency contracts to receive and deliver foreign currency in exchange for U.S. dollars as follows:

--------------------------------------------------------------------------------------------------
                                                                      (000)
                                         ---------------------------------------------------------
                                           CONTRACT AMOUNT
                                         -------------------                          UNREALIZED
CONTRACT                                 FOREIGN      U.S.        MARKET VALUE       APPRECIATION
SETTLEMENT DATE                          CURRENCY    DOLLARS     IN U.S. DOLLARS    (DEPRECIATION)
--------------------------------------------------------------------------------------------------
Receive:
   6/17/1999                   AUD            700     $  439         $  464              $ 25
   6/17/1999                   CAD          2,500      1,636          1,717                81
   6/17/1999                   GBP          3,500      5,658          5,633               (25)
   6/17/1999                   JPY        250,000      2,148          2,106               (42)

Deliver:
   6/17/1999                   EUR          2,900      3,177          3,077               100
   6/17/1999                   GBP          1,000      1,620          1,609                11
   6/17/1999                   JPY        150,000      1,281          1,264                17
                                                                                    --------------
                                                                                         $167
--------------------------------------------------------------------------------------------------

AUD--Australian dollar.       GBP--British pound sterling.
CAD--Canadian dollar.         JPY--Japanese yen.
EUR--Euro.

F. The market value of securities on loan to broker/dealers at April 30, 1999, was $3,947,000, for which the fund held cash collateral of $4,079,000. Cash collateral received is invested in repurchase agreements.

                              TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson-Merck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

                             OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

                           OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and
     "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell
         Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are
                       trademarks of Wilshire Associates.

                                    VANGUARD
                                   MILESTONES

                                    [PHOTO]

                              The Vanguard Group is
                             named for HMS Vanguard,
                        Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                          John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                  description, it was absolutely irresistible."

                                    [PHOTO]

                          Walter L. Morgan, founder of
                          Wellington Fund, the nation's
                           oldest balanced mutual fund
                        and forerunner of today's family
                           of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                         a true investment pioneer, died
                         six weeks later on September 2.

                                    [PHOTO]

                                Wellington Fund,
                        The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                                  70 years ago,
                             on December 28, 1928.
                            The fund was named after
                             the Duke of Wellington,
                              whose forces defeated
                            Napoleon Bonaparte at the
                           Battle of Waterloo in 1815.

[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

Q1152-06/23/1999

(C) 1999 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.